UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2023

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Bond Market Index Fund

BNY Mellon Institutional S&P 500 Stock Index Fund

BNY Mellon Tax Managed Growth Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Bond Market Index Fund

ANNUAL REPORT October 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by Nancy G. Rogers, CFA and Gregg Lee, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, the BNY Mellon Bond Market Index Fund (the “fund”) produced a total return of .24% for Class I shares and −.02% for Investor shares.1 In comparison, the Bloomberg US Aggregate Bond Index (the “Index”) achieved a total return of .36% for the same period.2

Absolute returns were slightly positive in the fixed-income market, but all sectors posted excess returns versus Treasuries. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Inflation Declines, Rate Hikes Eased

Fixed-income markets posted a positive performance during the reporting period. Despite a rise in longer-term Treasury yields, the yield curve remained inverted, driven in part by continued rate hikes by the Federal Reserve (the “Fed”). The Fed raised the federal funds rate six times during the reporting period, bringing the target rate to 5.25-5.50%.

Yields rose across the curve, with the two-year maturity rising to 5.09% and 30-year maturity finishing the period at 5.09% as well. The yield on the 10-year Treasury hit a low of 3.31% and rose to a high of 4.99%, finishing the period at 4.93%.

The dominant theme during the reporting period was the Fed’s continued efforts to fight inflation while also hoping to avoid causing a recession. Inflation continued to respond to the Fed’s policy, though it remained well above the 2% target rate.

Easing pricing pressures allowed the Fed to slow the size of its rate increases. After hikes of 75 basis points (“bps”) in November 2022 and 50 bps in December 2022, the Fed followed with increases of 25 bps in February, March and May 2023, before implementing pauses at the June and September 2023 meetings. Total rate increases numbered six, and the total magnitude came to 225 bps.

Broad-based gains in the bond market came despite a banking crisis in March 2023 that involved two bank failures, Silicon Valley Bank and Signature Bank. In addition, First Republic Bank was acquired by J.P. Morgan, and Credit Suisse was acquired by UBS. Markets were largely calmed by the FDIC’s regulatory response, which secured deposits, and by the Fed, which provided extra liquidity. These banks comprised a negligible portion of the Index, and performance was not affected.

In August 2023, an impasse in Congress regarding whether to raise the debt ceiling produced some volatility. In October 2023, the market experienced a delayed and slight reaction to the decision of Fitch Ratings to downgrade the U.S. government’s credit rating from AAA to AA+, based on the growing debt burden and the government’s apparent inability to take necessary actions. Given the large portion of the Index that consists of Treasury securities, the downgrade lowered the overall Index rating on the U.S. government bonds, but from a market perspective this proved to be a non-event.

Also in October 2023, the attack on Israel by Hamas raised concerns about the possibility of a broader conflict in the Middle East. The prospect of a wider war also brought to the forefront the possibility that a resulting increase in oil prices could further stoke inflation.

Market Posts Broad-based, but Minimal Gains

The Index gained 0.36%, with gains relative to Treasuries occurring across the board. Corporates were the leading sector, outperforming Treasuries by over 400 bps. The leading portions of this sector were industrials, utilities and financials.

On the other hand, the securitized sector, which includes mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, produced a negative absolute return. But relative to Treasuries, the return was positive.

Replicating the Composition of the Index

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality. Although we do not actively manage the fund’s investments in response to the macroeconomic environment, we continue to monitor factors which affect the fund’s investments.

November 15, 2023

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Bond Market Index Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon Bond Market Index Fund on 10/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Investor shares and Class I shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2023
	1 Year	5 Years	10 Years
Class I shares	.24%	-.20%	.71%
Investor shares	-.02%	-.45%	.46%
Bloomberg U.S. Aggregate Bond Index	.36%	-.06%	.88%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Bond Market Index Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Class I	Investor Shares
Expenses paid per $1,000†	$.73	$1.95
Ending value (after expenses)	$938.70	$937.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Class I	Investor Shares
Expenses paid per $1,000†	$.77	$2.04
Ending value (after expenses)	$1,024.45	$1,023.19
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class I and .40% for Investor Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2023

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5%
Aerospace & Defense - .4%
General Dynamics Corp., Gtd. Notes	3.50	5/15/2025	150,000	145,601
General Dynamics Corp., Gtd. Notes	4.25	4/1/2050	150,000	116,971
HEICO Corp., Gtd. Notes	5.35	8/1/2033	100,000	91,834
L3Harris Technologies, Inc., Sr. Unscd. Notes	5.05	4/27/2045	200,000	166,160
Lockheed Martin Corp., Sr. Unscd. Notes	3.55	1/15/2026	117,000	112,513
Lockheed Martin Corp., Sr. Unscd. Notes	4.07	12/15/2042	250,000	193,872
Northrop Grumman Corp., Sr. Unscd. Notes	4.03	10/15/2047	160,000	116,434
Northrop Grumman Corp., Sr. Unscd. Notes	4.70	3/15/2033	100,000	91,121
RTX Corp., Sr. Unscd. Notes	3.13	5/4/2027	110,000	100,238
RTX Corp., Sr. Unscd. Notes	4.13	11/16/2028	210,000	192,925
RTX Corp., Sr. Unscd. Notes	4.63	11/16/2048	105,000	80,872
RTX Corp., Sr. Unscd. Notes	7.20	8/15/2027	150,000	154,080
The Boeing Company, Sr. Unscd. Notes	2.95	2/1/2030	125,000	103,291
The Boeing Company, Sr. Unscd. Notes	3.50	3/1/2039	200,000	136,180
The Boeing Company, Sr. Unscd. Notes	3.75	2/1/2050	125,000	79,582
The Boeing Company, Sr. Unscd. Notes	3.83	3/1/2059	100,000	59,951
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	250,000	234,360
The Boeing Company, Sr. Unscd. Notes	5.93	5/1/2060	200,000	168,437
				2,344,422
Agriculture - .3%
Altria Group, Inc., Gtd. Notes	2.35	5/6/2025	250,000	237,011
Altria Group, Inc., Gtd. Notes	3.40	2/4/2041	80,000	49,055
Altria Group, Inc., Gtd. Notes	3.70	2/4/2051	200,000	116,617
Altria Group, Inc., Gtd. Notes	4.80	2/14/2029	150,000	140,537
Archer-Daniels-Midland Co., Sr. Unscd. Notes	2.50	8/11/2026	350,000	324,759
BAT Capital Corp., Gtd. Notes	3.56	8/15/2027	43,000	39,000
BAT Capital Corp., Gtd. Notes	4.39	8/15/2037	180,000	130,911
BAT Capital Corp., Gtd. Notes	5.65	3/16/2052	200,000	150,528
BAT International Finance PLC, Gtd. Notes	1.67	3/25/2026	200,000	180,162

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Agriculture - .3% (continued)
Philip Morris International, Inc., Sr. Unscd. Notes	4.50	3/20/2042	300,000	229,650
Reynolds American, Inc., Gtd. Notes	5.70	8/15/2035	100,000	85,733
				1,683,963
Airlines - .3%
American Airlines Pass Through Trust, Ser. 2016-1, Cl. AA	3.58	1/15/2028	363,456	331,815
JetBlue Pass Through Trust, Ser. 2019-1, Cl. AA	2.75	5/15/2032	252,448	212,013
Southwest Airlines Co., Sr. Unscd. Notes	5.13	6/15/2027	125,000	120,666
Southwest Airlines Co., Sr. Unscd. Notes	5.25	5/4/2025	200,000	197,287
United Airlines Pass Through Trust, Ser. 2013-1, Cl. A	4.30	8/15/2025	553,252	530,375
				1,392,156
Asset-Backed Certificates - .0%
Verizon Master Trust, Ser. 2021-2, CI. A	0.99	4/20/2028	200,000	190,606
Asset-Backed Certificates/Auto Receivables - .2%
GM Financial Consumer Automobile Receivables Trust, Ser. 2023-1, Cl. A3	4.66	2/16/2028	200,000	195,924
Honda Auto Receivables Owner Trust, Ser. 2021-1, CI. A4	0.42	1/21/2028	400,000	383,733
Toyota Auto Receivables Owner Trust, Ser. 2021-A, Cl. A4	0.39	6/15/2026	300,000	284,225
Toyota Auto Receivables Owner Trust, Ser. 2022-C, CI. A3	3.76	4/15/2027	250,000	242,744
Toyota Auto Receivables Owner Trust, Ser. 2022-C. CI. A4	3.77	2/15/2028	100,000	94,889
World Omni Auto Receivables Trust, Ser. 2023-B, CI. A3	4.66	5/15/2028	150,000	146,733
				1,348,248
Asset-Backed Certificates/Credit Cards - .2%
BA Credit Card Trust, Ser. 2022-A1, Cl. A1	3.53	11/15/2027	200,000	193,271
Barclays Dryrock Issuance Trust, Ser. 2022-1, CI. A	3.07	2/15/2028	200,000	192,249
Capital One Multi-Asset Execution Trust, Ser. 2021-A2, CI. A2	1.39	7/15/2030	300,000	248,878
Synchrony Card Funding LLC, Ser. 2022-A1, Cl. A	3.37	4/15/2028	250,000	241,000
				875,398

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Automobiles & Components - .5%
American Honda Finance Corp., Sr. Unscd. Notes	4.60	4/17/2030	100,000		93,039
American Honda Finance Corp., Sr. Unscd. Notes	5.13	7/7/2028	100,000		97,496
Cummins, Inc., Sr. Unscd. Notes	1.50	9/1/2030	100,000		76,443
Cummins, Inc., Sr. Unscd. Notes	2.60	9/1/2050	100,000	[a]	54,976
General Motors Co., Sr. Unscd. Notes	4.20	10/1/2027	180,000	[a]	166,773
General Motors Co., Sr. Unscd. Notes	5.20	4/1/2045	340,000		252,906
General Motors Financial Co., Inc., Sr. Unscd. Notes	1.25	1/8/2026	200,000		179,278
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.35	1/8/2031	200,000		149,004
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.40	4/10/2028	300,000		253,027
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.70	6/10/2031	30,000		22,574
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.75	6/20/2025	200,000		188,806
General Motors Financial Co., Inc., Sr. Unscd. Notes	5.85	4/6/2030	100,000	[a]	94,555
Magna International, Inc., Sr. Unscd. Notes	2.45	6/15/2030	200,000		161,514
Mercedes-Benz Finance North America LLC, Gtd. Notes	8.50	1/18/2031	200,000		231,346
PACCAR Financial Corp., Sr. Unscd. Notes	5.05	8/10/2026	200,000	[a]	198,841
Toyota Motor Corp., Sr. Unscd. Bonds	3.67	7/20/2028	200,000		185,771
Toyota Motor Corp., Sr. Unscd. Notes	5.12	7/13/2033	100,000	[a]	96,232
Toyota Motor Credit Corp., Sr. Unscd. Notes	1.65	1/10/2031	150,000		113,592
Toyota Motor Credit Corp., Sr. Unscd. Notes	4.63	1/12/2028	200,000		193,690
				2,809,863
Banks - 6.0%
Banco Bilbao Vizcaya Argentaria SA, Sr. Unscd. Bonds	5.86	9/14/2026	200,000		197,090
Banco Bilbao Vizcaya Argentaria SA, Sr. Unscd. Notes	6.14	9/14/2028	200,000		195,361
Banco Santander SA, Sr. Unscd. Notes	3.80	2/23/2028	400,000		355,901
Bank of America Corp., Sr. Unscd. Notes	1.90	7/23/2031	200,000		148,856
Bank of America Corp., Sr. Unscd. Notes	1.92	10/24/2031	250,000		184,439

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 6.0% (continued)
Bank of America Corp., Sr. Unscd. Notes	2.30	7/21/2032	260,000		191,897
Bank of America Corp., Sr. Unscd. Notes	2.50	2/13/2031	270,000		212,889
Bank of America Corp., Sr. Unscd. Notes	2.57	10/20/2032	125,000		93,652
Bank of America Corp., Sr. Unscd. Notes	2.59	4/29/2031	250,000		197,162
Bank of America Corp., Sr. Unscd. Notes	2.68	6/19/2041	145,000		88,459
Bank of America Corp., Sr. Unscd. Notes	2.83	10/24/2051	250,000		138,238
Bank of America Corp., Sr. Unscd. Notes	2.97	2/4/2033	120,000		92,008
Bank of America Corp., Sr. Unscd. Notes	2.97	7/21/2052	85,000	[a]	48,801
Bank of America Corp., Sr. Unscd. Notes	3.19	7/23/2030	130,000		109,058
Bank of America Corp., Sr. Unscd. Notes	3.97	3/5/2029	150,000		135,766
Bank of America Corp., Sr. Unscd. Notes	4.27	7/23/2029	180,000		163,848
Bank of America Corp., Sr. Unscd. Notes	5.00	1/21/2044	250,000		209,730
Bank of America Corp., Sr. Unscd. Notes	5.08	1/20/2027	200,000		194,741
Bank of America Corp., Sr. Unscd. Notes	5.87	9/15/2034	150,000		141,310
Bank of America Corp., Sr. Unscd. Notes	6.20	11/10/2028	300,000		298,099
Bank of America Corp., Sr. Unscd. Notes, Ser. N	3.48	3/13/2052	50,000		31,579
Bank of America Corp., Sub. Notes	3.85	3/8/2037	200,000		157,859
Bank of America Corp., Sub. Notes	4.00	1/22/2025	250,000		243,374
Bank of America Corp., Sub. Notes, Ser. L	4.18	11/25/2027	250,000		230,047
Bank of Montreal, Sr. Unscd. Notes	0.95	1/22/2027	300,000		267,593
BankUnited, Inc., Sub. Notes	5.13	6/11/2030	90,000		71,375
Barclays PLC, Sr. Unscd. Notes	4.34	1/10/2028	200,000		182,871
Barclays PLC, Sr. Unscd. Notes	4.38	1/12/2026	200,000		190,952
Barclays PLC, Sr. Unscd. Notes	5.25	8/17/2045	300,000		242,214
Barclays PLC, Sr. Unscd. Notes	5.30	8/9/2026	200,000		195,216
Barclays PLC, Sr. Unscd. Notes	5.83	5/9/2027	200,000		195,477
Barclays PLC, Sr. Unscd. Notes	6.22	5/9/2034	200,000		183,417
Citigroup, Inc., Sr. Unscd. Notes	3.06	1/25/2033	95,000		73,174
Citigroup, Inc., Sr. Unscd. Notes	3.11	4/8/2026	450,000		429,577

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 6.0% (continued)
Citigroup, Inc., Sr. Unscd. Notes	3.67	7/24/2028	500,000		453,122
Citigroup, Inc., Sr. Unscd. Notes	3.79	3/17/2033	200,000		162,429
Citigroup, Inc., Sr. Unscd. Notes	3.88	1/24/2039	60,000		44,931
Citigroup, Inc., Sr. Unscd. Notes	4.08	4/23/2029	100,000		90,980
Citigroup, Inc., Sr. Unscd. Notes	4.28	4/24/2048	200,000		147,243
Citigroup, Inc., Sr. Unscd. Notes	4.65	7/23/2048	150,000		115,612
Citigroup, Inc., Sr. Unscd. Notes	4.91	5/24/2033	70,000		62,062
Citigroup, Inc., Sr. Unscd. Notes	6.27	11/17/2033	300,000		291,413
Citigroup, Inc., Sr. Unscd. Notes	6.63	1/15/2028	100,000		103,225
Citigroup, Inc., Sub. Notes	5.50	9/13/2025	500,000		493,156
Citigroup, Inc., Sub. Notes	6.68	9/13/2043	250,000		239,180
Deutsche Bank AG, Sr. Unscd. Notes	2.13	11/24/2026	200,000		180,635
Deutsche Bank AG, Sr. Unscd. Notes	3.96	11/26/2025	400,000		385,807
Deutsche Bank AG, Sr. Unscd. Notes	6.12	7/14/2026	150,000		147,716
Deutsche Bank AG, Sub. Notes	7.08	2/10/2034	200,000	[a]	176,256
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000		377,635
Fifth Third Bancorp, Sr. Unscd. Notes	2.55	5/5/2027	200,000		172,807
HSBC Holdings PLC, Sr. Unscd. Notes	1.59	5/24/2027	200,000		176,210
HSBC Holdings PLC, Sr. Unscd. Notes	2.63	11/7/2025	400,000		383,607
HSBC Holdings PLC, Sr. Unscd. Notes	3.90	5/25/2026	295,000		278,425
HSBC Holdings PLC, Sr. Unscd. Notes	3.97	5/22/2030	300,000		259,289
HSBC Holdings PLC, Sr. Unscd. Notes	4.95	3/31/2030	400,000		368,081
HSBC Holdings PLC, Sr. Unscd. Notes	5.40	8/11/2033	300,000		269,872
JPMorgan Chase & Co., Sr. Unscd. Notes	1.05	11/19/2026	150,000		134,936
JPMorgan Chase & Co., Sr. Unscd. Notes	1.56	12/10/2025	300,000		283,953
JPMorgan Chase & Co., Sr. Unscd. Notes	1.58	4/22/2027	300,000		267,713
JPMorgan Chase & Co., Sr. Unscd. Notes	1.76	11/19/2031	75,000		55,509
JPMorgan Chase & Co., Sr. Unscd. Notes	2.08	4/22/2026	250,000		235,019
JPMorgan Chase & Co., Sr. Unscd. Notes	2.52	4/22/2031	390,000		310,304
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	80,000		47,835
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	300,000		231,787
JPMorgan Chase & Co., Sr. Unscd. Notes	2.74	10/15/2030	220,000		180,810
JPMorgan Chase & Co., Sr. Unscd. Notes	2.96	1/25/2033	110,000		85,737

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 6.0% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000		471,307
JPMorgan Chase & Co., Sr. Unscd. Notes	3.51	1/23/2029	135,000		121,165
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000		72,675
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000		182,207
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	200,000		147,745
JPMorgan Chase & Co., Sr. Unscd. Notes	4.49	3/24/2031	300,000		270,734
JPMorgan Chase & Co., Sr. Unscd. Notes	4.85	7/25/2028	200,000		191,178
KeyBank NA, Sub. Notes	6.95	2/1/2028	100,000		92,957
KfW, Govt. Gtd. Bonds	0.38	7/18/2025	245,000		225,685
KfW, Govt. Gtd. Bonds	3.63	4/1/2026	100,000		96,772
KfW, Govt. Gtd. Bonds	3.75	2/15/2028	105,000		100,033
KfW, Govt. Gtd. Notes	0.63	1/22/2026	250,000		226,688
KfW, Govt. Gtd. Notes	2.00	5/2/2025	700,000		666,860
KfW, Govt. Gtd. Notes	4.13	7/15/2033	200,000	[a]	185,413
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	2.38	6/10/2025	250,000		238,660
Lloyds Banking Group PLC, Sr. Unscd. Notes	4.55	8/16/2028	300,000		276,832
Lloyds Banking Group PLC, Sr. Unscd. Notes	4.98	8/11/2033	300,000	[a]	260,615
Lloyds Banking Group PLC, Sub. Notes	4.58	12/10/2025	220,000		209,293
M&T Bank Corp., Sr. Unscd. Notes	4.55	8/16/2028	200,000		182,645
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	1.41	7/17/2025	200,000		184,862
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	2.05	7/17/2030	200,000		152,491
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	4.29	7/26/2038	200,000		162,278
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	5.24	4/19/2029	200,000		192,485
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	5.35	9/13/2028	300,000		290,519
Mizuho Financial Group, Inc., Sr. Unscd. Notes	2.20	7/10/2031	200,000		151,975
Mizuho Financial Group, Inc., Sr. Unscd. Notes	5.67	5/27/2029	300,000		291,991
Morgan Stanley, Sr. Unscd. Notes	1.51	7/20/2027	140,000		122,934
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	300,000		266,644

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 6.0% (continued)
Morgan Stanley, Sr. Unscd. Notes	1.79	2/13/2032	375,000		271,438
Morgan Stanley, Sr. Unscd. Notes	2.24	7/21/2032	155,000		114,366
Morgan Stanley, Sr. Unscd. Notes	2.51	10/20/2032	95,000		71,087
Morgan Stanley, Sr. Unscd. Notes	2.70	1/22/2031	175,000		140,659
Morgan Stanley, Sr. Unscd. Notes	2.94	1/21/2033	85,000		65,255
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000		162,394
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	200,000		193,628
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	250,000		186,829
Morgan Stanley, Sr. Unscd. Notes	5.12	2/1/2029	200,000		190,475
Morgan Stanley, Sr. Unscd. Notes	5.42	7/21/2034	100,000		91,302
Morgan Stanley, Sr. Unscd. Notes	6.34	10/18/2033	100,000		98,071
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000		320,292
Morgan Stanley, Sub. Notes	3.95	4/23/2027	250,000		230,295
National Australia Bank Ltd., Sr. Unscd. Notes	2.50	7/12/2026	250,000		230,824
NatWest Group PLC, Sr. Unscd. Notes	4.80	4/5/2026	500,000		481,905
NatWest Group PLC, Sr. Unscd. Notes	7.47	11/10/2026	300,000		305,355
Northern Trust Corp., Sub. Notes	3.95	10/30/2025	346,000		334,087
Royal Bank of Canada, Sr. Unscd. Notes	1.15	6/10/2025	200,000	[a]	185,829
Royal Bank of Canada, Sr. Unscd. Notes	4.88	1/12/2026	250,000		244,725
State Street Corp., Sr. Unscd. Notes	3.15	3/30/2031	300,000		250,498
State Street Corp., Sr. Unscd. Notes	5.27	8/3/2026	100,000		98,432
State Street Corp., Sub. Notes	3.03	11/1/2034	225,000		185,926
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	0.95	1/12/2026	300,000		268,331
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	3.45	1/11/2027	160,000		147,752
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	5.52	1/13/2028	200,000		194,852
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	5.71	1/13/2030	300,000		289,100
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	5.78	7/13/2033	200,000	[a]	190,055
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	5.80	7/13/2028	200,000		196,373
Sumitomo Mitsui Financial Group, Inc., Sub. Notes	6.18	7/13/2043	100,000		93,674
Synovus Bank/Columbus GA, Sr. Unscd. Notes	5.63	2/15/2028	250,000		222,130
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	6/11/2025	200,000		185,544

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 6.0% (continued)
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	9/15/2026	300,000	263,216
The Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	250,000	241,156
The Goldman Sachs Group, Inc., Sr. Unscd. Bonds	4.22	5/1/2029	200,000	182,625
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.43	3/9/2027	150,000	133,253
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.54	9/10/2027	140,000	121,839
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.95	10/21/2027	130,000	114,045
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.38	7/21/2032	170,000	126,240
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.62	4/22/2032	300,000	228,665
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.64	2/24/2028	100,000	88,610
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.65	10/21/2032	120,000	90,262
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.10	2/24/2033	130,000	101,104
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.21	4/22/2042	300,000	194,812
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.44	2/24/2043	65,000	42,964
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.81	4/23/2029	150,000	134,781
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	5.80	8/10/2026	100,000	99,005
The Goldman Sachs Group, Inc., Sub. Notes	4.25	10/21/2025	130,000	124,645
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	250,000	244,372
The Korea Development Bank, Sr. Unscd. Notes	4.38	2/15/2028	200,000	191,150
The PNC Financial Services Group, Inc., Sr. Unscd. Notes	3.45	4/23/2029	200,000	172,789
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	1/6/2026	300,000	268,349
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.15	6/12/2025	200,000	185,391
Truist Financial Corp., Sr. Unscd. Notes	1.20	8/5/2025	200,000	182,642
Truist Financial Corp., Sr. Unscd. Notes	1.95	6/5/2030	200,000	149,164
U.S. Bancorp, Sr. Unscd. Notes	1.38	7/22/2030	200,000	142,171

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 6.0% (continued)
U.S. Bancorp, Sr. Unscd. Notes	4.84	2/1/2034	200,000	170,960
UBS Group AG, Sr. Unscd. Notes	3.75	3/26/2025	250,000	240,808
Wells Fargo & Co., Sr. Unscd. Notes	2.16	2/11/2026	145,000	137,187
Wells Fargo & Co., Sr. Unscd. Notes	2.19	4/30/2026	400,000	376,384
Wells Fargo & Co., Sr. Unscd. Notes	2.57	2/11/2031	545,000	431,711
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/2025	200,000	191,034
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	135,000	122,658
Wells Fargo & Co., Sr. Unscd. Notes	4.54	8/15/2026	150,000	145,415
Wells Fargo & Co., Sr. Unscd. Notes	5.56	7/25/2034	100,000	91,578
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000	472,317
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000	466,200
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	250,000	184,410
Wells Fargo Bank NA, Sr. Unscd. Notes	5.45	8/7/2026	250,000	247,725
Westpac Banking Corp., Sr. Unscd. Notes	2.85	5/13/2026	200,000	187,453
Westpac Banking Corp., Sr. Unscd. Notes	5.46	11/18/2027	200,000	198,571
Westpac Banking Corp., Sub. Notes	2.67	11/15/2035	200,000	145,444
Westpac Banking Corp., Sub. Notes	2.96	11/16/2040	200,000	116,872
Westpac Banking Corp., Sub. Notes	5.41	8/10/2033	200,000	175,895
				33,508,324
Beverage Products - .4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	3.65	2/1/2026	315,000	302,925
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.70	2/1/2036	290,000	255,366
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	3.50	6/1/2030	100,000	87,922
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.60	4/15/2048	250,000	202,713
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	5.45	1/23/2039	120,000	110,787
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	5.80	1/23/2059	300,000	277,320
Constellation Brands, Inc., Sr. Unscd. Notes	2.88	5/1/2030	200,000	164,792
Keurig Dr Pepper, Inc., Gtd. Notes	4.50	4/15/2052	100,000	74,063
Molson Coors Beverage Co., Gtd. Notes	4.20	7/15/2046	150,000	106,458
PepsiCo, Inc., Sr. Unscd. Notes	2.63	7/29/2029	200,000	173,188
PepsiCo, Inc., Sr. Unscd. Notes	2.75	10/21/2051	40,000	23,263
PepsiCo, Inc., Sr. Unscd. Notes	2.88	10/15/2049	150,000	91,286

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Beverage Products - .4% (continued)
PepsiCo, Inc., Sr. Unscd. Notes	3.50	7/17/2025	250,000	242,380
The Coca-Cola Company, Sr. Unscd. Notes	2.88	5/5/2041	150,000	100,930
The Coca-Cola Company, Sr. Unscd. Notes	3.00	3/5/2051	200,000	124,864
				2,338,257
Building Materials - .1%
Carrier Global Corp., Sr. Unscd. Notes	2.49	2/15/2027	34,000	30,437
Johnson Controls International PLC, Sr. Unscd. Notes	5.13	9/14/2045	6,000	4,944
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, Sr. Unscd. Notes	4.90	12/1/2032	200,000	184,838
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	69,000	69,460
				289,679
Chemicals - .3%
Celanese US Holdings LLC, Gtd. Notes	6.17	7/15/2027	200,000	195,293
Celanese US Holdings LLC, Gtd. Notes	6.70	11/15/2033	100,000	[a] 95,035
DuPont de Nemours, Inc., Sr. Unscd. Notes	4.49	11/15/2025	100,000	97,474
DuPont de Nemours, Inc., Sr. Unscd. Notes	4.73	11/15/2028	100,000	95,623
DuPont de Nemours, Inc., Sr. Unscd. Notes	5.42	11/15/2048	125,000	108,551
Ecolab, Inc., Sr. Unscd. Notes	1.30	1/30/2031	150,000	110,464
Ecolab, Inc., Sr. Unscd. Notes	2.13	8/15/2050	175,000	85,213
NewMarket Corp., Sr. Unscd. Notes	2.70	3/18/2031	200,000	153,855
Nutrien Ltd., Sr. Unscd. Notes	5.25	1/15/2045	191,000	156,771
The Dow Chemical Company, Sr. Unscd. Notes	3.60	11/15/2050	200,000	126,378
The Dow Chemical Company, Sr. Unscd. Notes	6.30	3/15/2033	200,000	[a] 201,030
The Sherwin-Williams Company, Sr. Unscd. Notes	4.25	8/8/2025	300,000	291,711
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	100,000	75,536
Westlake Corp., Sr. Unscd. Notes	3.38	8/15/2061	200,000	103,457
				1,896,391
Commercial & Professional Services - .3%
Duke University, Unscd. Bonds, Ser. 2020	2.76	10/1/2050	100,000	58,532
Equifax, Inc., Sr. Unscd. Notes	5.10	12/15/2027	200,000	192,728

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Commercial & Professional Services - .3% (continued)
Global Payments, Inc., Sr. Unscd. Notes	4.80	4/1/2026	300,000		289,871
Moody's Corp., Sr. Unscd. Notes	2.00	8/19/2031	200,000	[a]	150,882
PayPal Holdings, Inc., Sr. Unscd. Notes	1.65	6/1/2025	200,000		187,739
PayPal Holdings, Inc., Sr. Unscd. Notes	2.85	10/1/2029	95,000		80,834
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	250,000		165,757
S&P Global, Inc., Gtd. Notes	2.30	8/15/2060	100,000		46,549
S&P Global, Inc., Gtd. Notes	2.70	3/1/2029	50,000		43,370
The Georgetown University, Sr. Unscd. Bonds	5.12	4/1/2053	100,000		86,602
The Leland Stanford Junior University, Unscd. Bonds	3.65	5/1/2048	105,000		75,962
The Washington University, Sr. Unscd. Bonds, Ser. 2022	3.52	4/15/2054	100,000		67,920
University of Southern California, Sr. Unscd. Notes	5.25	10/1/2111	40,000	[a]	33,818
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	250,000		181,430
				1,661,994
Commercial Mortgage Pass-Through Certificates - 1.0%
Bank, Ser. 2019-BN21, Cl. A5	2.85	10/17/2052	400,000		329,584
Bank, Ser. 2020-BN27, Cl. AS	2.55	4/15/2063	150,000		112,334
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS	2.44	4/15/2053	200,000		150,105
BBCMS Mortgage Trust, Ser. 2022-C15, CI. A5	3.66	4/15/2055	300,000		248,271
Benchmark Mortgage Trust, Ser. 2019-B10, Cl. A4	3.72	3/15/2062	300,000		264,237
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. A3	2.69	9/15/2043	400,000		303,374
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. AS	2.91	9/15/2043	500,000		371,414
Benchmark Mortgage Trust, Ser. 2022-B35, CI. A5	4.44	5/15/2055	150,000		127,873
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	250,000		227,405
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	535,000		504,102
GS Mortgage Securities Trust, Ser. 2019-GC42, Cl. A4	3.00	9/10/2052	250,000		209,597
GS Mortgage Securities Trust, Ser. 2020-GC45, Cl. AS	3.17	2/13/2053	200,000		158,013

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Commercial Mortgage Pass-Through Certificates - 1.0% (continued)
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/2048	300,000	283,853
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/2048	275,000	264,187
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	600,000	544,836
UBS Commercial Mortgage Trust, Ser. 2018-C12, Cl. A5	4.30	8/15/2051	500,000	452,709
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44, Cl. A5	4.21	5/15/2051	900,000	826,079
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C50, Cl. ASB	3.64	5/15/2052	200,000	185,160
				5,563,133
Consumer Discretionary - .1%
Marriott International, Inc., Sr. Unscd. Notes	5.00	10/15/2027	200,000	193,276
Warnermedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	100,000	82,951
Warnermedia Holdings, Inc., Gtd. Notes	5.14	3/15/2052	200,000	141,629
Warnermedia Holdings, Inc., Gtd. Notes	5.39	3/15/2062	200,000	140,173
				558,029
Consumer Durables & Apparel - .1%
NIKE, Inc., Sr. Unscd. Notes	3.38	3/27/2050	300,000	202,043
Ralph Lauren Corp., Sr. Unscd. Notes	2.95	6/15/2030	200,000	[a] 167,613
				369,656
Consumer Staples - .2%
Church & Dwight Co., Inc., Sr. Unscd. Notes	3.95	8/1/2047	150,000	107,679
Colgate-Palmolive Co., Sr. Unscd. Notes	3.70	8/1/2047	100,000	[a] 73,565
Haleon US Capital LLC, Gtd. Notes	3.63	3/24/2032	250,000	208,391
Kenvue, Inc., Gtd. Notes	5.20	3/22/2063	100,000	84,980
The Estee Lauder Companies, Inc., Sr. Unscd. Notes	2.60	4/15/2030	150,000	123,708
The Procter & Gamble Company, Sr. Unscd. Notes	1.00	4/23/2026	100,000	90,423
The Procter & Gamble Company, Sr. Unscd. Notes	1.95	4/23/2031	200,000	158,505
Unilever Capital Corp., Gtd. Notes	1.38	9/14/2030	300,000	228,681
				1,075,932

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Diversified Financials - .9%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	299,000		231,600
Affiliated Managers Group, Inc., Sr. Unscd. Notes	3.50	8/1/2025	250,000		238,871
Air Lease Corp., Sr. Unscd. Notes	3.38	7/1/2025	300,000		284,848
Ally Financial, Inc., Sr. Unscd. Notes	5.80	5/1/2025	250,000	[a]	244,767
American Express Co., Sr. Unscd. Notes	3.30	5/3/2027	300,000		274,657
Blackstone Secured Lending Fund, Sr. Unscd. Notes	3.63	1/15/2026	300,000		277,202
Blue Owl Capital Corp., Sr. Unscd. Notes	3.40	7/15/2026	200,000		178,511
Capital One Financial Corp., Sr. Unscd. Notes	3.27	3/1/2030	200,000		164,071
Capital One Financial Corp., Sub. Notes	3.75	7/28/2026	450,000		413,270
CI Financial Corp., Sr. Unscd. Notes	4.10	6/15/2051	300,000		159,743
CME Group, Inc., Sr. Unscd. Notes	3.00	3/15/2025	250,000		242,076
FS KKR Capital Corp., Sr. Unscd. Notes	3.40	1/15/2026	200,000		183,007
Intercontinental Exchange, Inc., Sr. Unscd. Notes	2.10	6/15/2030	200,000		157,408
Intercontinental Exchange, Inc., Sr. Unscd. Notes	2.65	9/15/2040	75,000		47,158
Intercontinental Exchange, Inc., Sr. Unscd. Notes	3.00	6/15/2050	200,000		117,865
Intercontinental Exchange, Inc., Sr. Unscd. Notes	4.60	3/15/2033	50,000		44,757
Intercontinental Exchange, Inc., Sr. Unscd. Notes	5.20	6/15/2062	65,000		53,829
Jefferies Financial Group, Inc., Sr. Unscd. Debs.	6.45	6/8/2027	35,000		34,783
Legg Mason, Inc., Gtd. Notes	5.63	1/15/2044	100,000		88,291
Mastercard, Inc., Sr. Unscd. Notes	3.85	3/26/2050	100,000		73,158
Nomura Holdings, Inc., Sr. Unscd. Notes	2.17	7/14/2028	300,000		246,972
Oaktree Specialty Lending Corp., Sr. Unscd. Notes	7.10	2/15/2029	100,000		95,379
Prospect Capital Corp., Sr. Unscd. Notes	3.36	11/15/2026	300,000		257,987
Sixth Street Specialty Lending, Inc., Sr. Unscd. Notes	6.95	8/14/2028	100,000		97,319
The Charles Schwab Corp., Sr. Unscd. Notes	2.90	3/3/2032	200,000	[a]	152,893
Visa, Inc., Sr. Unscd. Notes	1.10	2/15/2031	300,000		222,350
Visa, Inc., Sr. Unscd. Notes	2.00	8/15/2050	140,000		71,595

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Diversified Financials - .9% (continued)
Visa, Inc., Sr. Unscd. Notes	3.65	9/15/2047	55,000	39,632
				4,693,999
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000	87,592
Electronic Components - .1%
Honeywell International, Inc., Sr. Unscd. Notes	1.10	3/1/2027	200,000	174,646
Jabil, Inc, Sr. Unscd. Notes	5.45	2/1/2029	100,000	96,238
Jabil, Inc., Sr. Unscd. Notes	3.00	1/15/2031	200,000	158,526
				429,410
Energy - 1.7%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., Sr. Unscd. Notes	4.49	5/1/2030	200,000	183,900
BP Capital Markets America, Inc., Gtd. Notes	3.80	9/21/2025	150,000	145,747
BP Capital Markets America, Inc., Gtd. Notes	3.94	9/21/2028	300,000	278,640
BP Capital Markets America, Inc., Gtd. Notes	4.23	11/6/2028	100,000	93,936
BP Capital Markets America, Inc., Gtd. Notes	4.81	2/13/2033	100,000	91,416
Canadian Natural Resources Ltd., Sr. Unscd. Notes	6.25	3/15/2038	200,000	187,038
Cenovus Energy, Inc., Sr. Unscd. Notes	6.75	11/15/2039	34,000	32,892
Chevron Corp., Sr. Unscd. Notes	3.08	5/11/2050	150,000	94,270
ConocoPhillips Co., Gtd. Notes	5.05	9/15/2033	100,000	93,225
ConocoPhillips Co., Gtd. Notes	5.70	9/15/2063	100,000	89,320
ConocoPhillips Co., Gtd. Notes	5.95	3/15/2046	100,000	94,067
ConocoPhillips Co., Sr. Unscd. Notes	6.95	4/15/2029	125,000	133,404
Devon Energy Corp., Sr. Unscd. Notes	5.85	12/15/2025	71,000	70,546
Enbridge, Inc., Gtd. Notes	4.25	12/1/2026	250,000	237,628
Energy Transfer LP, Gtd. Notes	5.00	5/15/2044	250,000	187,893
Energy Transfer LP, Sr. Unscd. Notes	2.90	5/15/2025	300,000	285,872
Energy Transfer LP, Sr. Unscd. Notes	3.75	5/15/2030	200,000	171,005
Energy Transfer LP, Sr. Unscd. Notes	4.95	1/15/2043	200,000	150,026
Energy Transfer LP, Sr. Unscd. Notes	6.10	12/1/2028	200,000	197,667
Energy Transfer LP, Sr. Unscd. Notes	6.25	4/15/2049	95,000	83,665
Energy Transfer LP, Sr. Unscd. Notes	6.55	12/1/2033	100,000	98,768
Enterprise Products Operating LLC, Gtd. Notes	3.70	2/15/2026	200,000	191,289

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Energy - 1.7% (continued)
Enterprise Products Operating LLC, Gtd. Notes	3.95	1/31/2060	95,000		63,694
Enterprise Products Operating LLC, Gtd. Notes	4.25	2/15/2048	75,000		56,184
Enterprise Products Operating LLC, Gtd. Notes	4.90	5/15/2046	200,000		164,778
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	200,000		190,721
EOG Resources, Inc., Sr. Unscd. Notes	3.90	4/1/2035	200,000		164,231
Equinor ASA, Gtd. Notes	3.63	4/6/2040	200,000		148,314
Exxon Mobil Corp., Sr. Unscd. Notes	2.99	3/19/2025	300,000		290,283
Exxon Mobil Corp., Sr. Unscd. Notes	3.10	8/16/2049	230,000		143,084
Halliburton Co., Sr. Unscd. Bonds	7.45	9/15/2039	300,000		327,436
Halliburton Co., Sr. Unscd. Notes	3.80	11/15/2025	167,000		161,402
Hess Corp., Sr. Unscd. Notes	5.60	2/15/2041	250,000		232,348
Kinder Morgan, Inc., Gtd. Notes	3.60	2/15/2051	200,000		120,535
Marathon Oil Corp., Sr. Unscd. Notes	6.60	10/1/2037	150,000		143,496
Marathon Petroleum Corp., Sr. Unscd. Notes	4.75	9/15/2044	150,000		113,627
MPLX LP, Sr. Unscd. Notes	4.90	4/15/2058	115,000		81,042
MPLX LP, Sr. Unscd. Notes	5.00	3/1/2033	100,000		88,600
MPLX LP, Sr. Unscd. Notes	5.50	2/15/2049	150,000		121,186
ONEOK Partners LP, Gtd. Notes	6.85	10/15/2037	60,000		58,805
ONEOK, Inc., Gtd. Notes	5.55	11/1/2026	100,000		98,825
ONEOK, Inc., Gtd. Notes	5.80	11/1/2030	100,000		96,296
ONEOK, Inc., Gtd. Notes	6.05	9/1/2033	100,000	[a]	95,885
ONEOK, Inc., Gtd. Notes	6.63	9/1/2053	100,000		93,540
Phillips 66, Gtd. Notes	1.30	2/15/2026	200,000		180,678
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unscd. Notes	4.90	2/15/2045	250,000		180,490
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	5.00	3/15/2027	300,000		289,024
Shell International Finance BV, Gtd. Notes	2.38	11/7/2029	200,000		167,423
Shell International Finance BV, Gtd. Notes	2.75	4/6/2030	250,000		211,433
Shell International Finance BV, Gtd. Notes	3.25	4/6/2050	250,000		157,787
Shell International Finance BV, Gtd. Notes	4.13	5/11/2035	260,000		221,832
Spectra Energy Partners LP, Gtd. Notes	5.95	9/25/2043	200,000		174,488
Suncor Energy, Inc., Sr. Unscd. Notes	4.00	11/15/2047	50,000		33,617
Suncor Energy, Inc., Sr. Unscd. Notes	6.50	6/15/2038	150,000		144,316

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Energy - 1.7% (continued)
Tennessee Gas Pipeline Co. LLC, Gtd. Debs.	7.63	4/1/2037	70,000	74,968
The Williams Companies, Inc., Sr. Unscd. Notes	4.00	9/15/2025	100,000	96,193
The Williams Companies, Inc., Sr. Unscd. Notes	5.30	8/15/2028	100,000	96,422
The Williams Companies, Inc., Sr. Unscd. Notes	6.30	4/15/2040	200,000	188,993
TotalEnergies Capital International SA, Gtd. Notes	2.83	1/10/2030	170,000	145,037
TotalEnergies Capital International SA, Gtd. Notes	3.46	7/12/2049	50,000	33,121
Transcanada Pipelines Ltd., Sr. Unscd. Notes	4.88	5/15/2048	60,000	45,440
Transcanada Pipelines Ltd., Sr. Unscd. Notes	6.20	10/15/2037	75,000	70,004
Transcanada Pipelines Ltd., Sr. Unscd. Notes	7.63	1/15/2039	300,000	317,983
Valero Energy Corp., Sr. Unscd. Notes	6.63	6/15/2037	165,000	162,150
Valero Energy Corp., Sr. Unscd. Notes	7.50	4/15/2032	170,000	180,538
				9,418,463
Environmental Control - .1%
Waste Management, Inc., Gtd. Notes	4.15	7/15/2049	250,000	187,583
Waste Management, Inc., Gtd. Notes	4.63	2/15/2033	100,000	90,757
Waste Management, Inc., Gtd. Notes	4.63	2/15/2030	100,000	94,024
				372,364
Financials - .0%
Brookfield Corp., Sr. Unscd. Notes	4.00	1/15/2025	250,000	243,752
Food Products - .5%
Campbell Soup Co., Sr. Unscd. Notes	3.30	3/19/2025	200,000	192,288
Campbell Soup Co., Sr. Unscd. Notes	4.15	3/15/2028	80,000	74,565
Conagra Brands, Inc., Sr. Unscd. Notes	4.85	11/1/2028	100,000	94,004
Conagra Brands, Inc., Sr. Unscd. Notes	5.30	10/1/2026	100,000	98,323
Conagra Brands, Inc., Sr. Unscd. Notes	5.40	11/1/2048	60,000	48,059
General Mills, Inc., Sr. Unscd. Notes	2.88	4/15/2030	150,000	124,069
General Mills, Inc., Sr. Unscd. Notes	3.00	2/1/2051	150,000	85,989
Hormel Foods Corp., Sr. Unscd. Notes	1.80	6/11/2030	200,000	156,629
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes	2.50	1/15/2027	200,000	175,793

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Food Products - .5% (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes	5.75	4/1/2033	200,000		176,894
Kraft Heinz Foods Co., Gtd. Notes	4.38	6/1/2046	200,000		146,439
Kraft Heinz Foods Co., Gtd. Notes	6.50	2/9/2040	100,000		97,385
McCormick & Co., Inc., Sr. Unscd. Notes	0.90	2/15/2026	200,000		178,935
McCormick & Co., Inc., Sr. Unscd. Notes	2.50	4/15/2030	300,000		240,536
Mondelez International, Inc., Sr. Unscd. Notes	2.75	4/13/2030	138,000		113,709
Pilgrim's Pride Corp., Gtd. Notes	6.25	7/1/2033	100,000		92,025
Sysco Corp., Gtd. Notes	5.38	9/21/2035	200,000		182,964
The Kroger Company, Sr. Unscd. Notes	3.70	8/1/2027	300,000		277,921
The Kroger Company, Sr. Unscd. Notes	7.50	4/1/2031	200,000		214,660
Tyson Foods, Inc., Sr. Unscd. Bonds	5.15	8/15/2044	250,000		198,127
				2,969,314
Foreign Governmental - 1.2%
Canada, Sr. Unscd. Bonds	1.63	1/22/2025	200,000		191,060
Export Development Canada, Govt. Gtd. Notes	3.88	2/14/2028	100,000		95,625
Export-Import Bank of Korea, Sr. Unscd. Notes	5.00	1/11/2028	300,000		294,460
Finland, Sr. Unscd. Bonds	6.95	2/15/2026	25,000		25,765
Hungary, Sr. Unscd. Notes	7.63	3/29/2041	300,000		308,223
Indonesia, Sr. Unscd. Notes	3.50	1/11/2028	300,000		276,781
Indonesia, Sr. Unscd. Notes	3.85	10/15/2030	300,000		266,958
Indonesia, Sr. Unscd. Notes	4.35	1/11/2048	300,000		229,065
Israel, Sr. Unscd. Bonds	3.88	7/3/2050	250,000		166,424
Israel, Sr. Unscd. Notes	3.38	1/15/2050	300,000		182,567
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	300,000		234,432
Mexico, Sr. Unscd. Notes	4.28	8/14/2041	300,000		215,178
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	250,000		185,310
Mexico, Sr. Unscd. Notes	5.55	1/21/2045	350,000	[a]	292,556
Panama, Sr. Unscd. Bonds	3.88	3/17/2028	250,000		225,168
Panama, Sr. Unscd. Bonds	4.50	4/16/2050	200,000		126,027
Panama, Sr. Unscd. Notes	6.40	2/14/2035	300,000		276,121
Peru, Sr. Unscd. Bonds	6.55	3/14/2037	370,000		374,862
Peru, Sr. Unscd. Bonds	7.35	7/21/2025	300,000		307,584
Philippines, Sr. Unscd. Bonds	3.70	2/2/2042	400,000		289,404
Philippines, Sr. Unscd. Bonds	10.63	3/16/2025	400,000		427,607
Philippines, Sr. Unscd. Notes	5.17	10/13/2027	200,000		197,250

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Foreign Governmental - 1.2% (continued)
Philippines, Sr. Unscd. Notes	5.61	4/13/2033	200,000		196,875
Poland, Sr. Unscd. Notes	5.50	11/16/2027	300,000		301,942
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000		74,236
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	225,000		229,977
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	100,000		111,619
Province of Quebec Canada, Sr. Unscd. Notes	3.63	4/13/2028	100,000		94,095
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	105,000		88,256
Uruguay, Sr. Unscd. Bonds	7.63	3/21/2036	300,000		340,881
				6,626,308
Health Care - 2.8%
Abbott Laboratories, Sr. Unscd. Notes	1.40	6/30/2030	200,000	[a]	155,326
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	200,000		172,687
AbbVie, Inc., Sr. Unscd. Notes	3.60	5/14/2025	170,000		164,518
AbbVie, Inc., Sr. Unscd. Notes	4.25	11/21/2049	290,000		217,808
AbbVie, Inc., Sr. Unscd. Notes	4.25	11/14/2028	110,000		103,596
AbbVie, Inc., Sr. Unscd. Notes	4.75	3/15/2045	200,000		164,057
Aetna, Inc., Sr. Unscd. Notes	4.75	3/15/2044	250,000		193,417
Aetna, Inc., Sr. Unscd. Notes	6.63	6/15/2036	150,000		150,480
Amgen, Inc., Sr. Unscd. Notes	2.45	2/21/2030	70,000		57,173
Amgen, Inc., Sr. Unscd. Notes	2.60	8/19/2026	250,000		230,385
Amgen, Inc., Sr. Unscd. Notes	2.80	8/15/2041	200,000		123,802
Amgen, Inc., Sr. Unscd. Notes	3.00	1/15/2052	200,000	[a]	113,738
Amgen, Inc., Sr. Unscd. Notes	3.38	2/21/2050	60,000		37,110
Amgen, Inc., Sr. Unscd. Notes	4.40	2/22/2062	200,000		138,478
Amgen, Inc., Sr. Unscd. Notes	4.66	6/15/2051	100,000		76,167
AstraZeneca PLC, Sr. Unscd. Notes	1.38	8/6/2030	370,000		282,109
AstraZeneca PLC, Sr. Unscd. Notes	4.38	8/17/2048	45,000		35,713
AstraZeneca PLC, Sr. Unscd. Notes	4.38	11/16/2045	205,000		163,086
Banner Health, Unscd. Bonds	2.34	1/1/2030	300,000		243,956
Baxalta, Inc., Gtd. Notes	5.25	6/23/2045	200,000		170,667
Becton Dickinson & Co., Sr. Unscd. Notes	3.73	12/15/2024	386,000		376,598
Becton Dickinson & Co., Sr. Unscd. Notes	4.69	2/13/2028	100,000		95,760
Biogen, Inc., Sr. Unscd. Notes	4.05	9/15/2025	250,000		241,353
Boston Scientific Corp., Sr. Unscd. Notes	1.90	6/1/2025	300,000		282,292

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Health Care - 2.8% (continued)
Bristol-Myers Squibb Co., Sr. Unscd. Notes	0.75	11/13/2025	200,000	182,432
Bristol-Myers Squibb Co., Sr. Unscd. Notes	2.35	11/13/2040	200,000	120,142
Bristol-Myers Squibb Co., Sr. Unscd. Notes	2.95	3/15/2032	55,000	44,731
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.40	7/26/2029	78,000	70,001
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.55	3/15/2042	40,000	28,370
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.90	2/20/2028	90,000	84,653
Bristol-Myers Squibb Co., Sr. Unscd. Notes	4.35	11/15/2047	90,000	68,500
Bristol-Myers Squibb Co., Sr. Unscd. Notes	4.55	2/20/2048	70,000	55,180
Cardinal Health, Inc., Sr. Unscd. Notes	4.60	3/15/2043	300,000	228,115
Cencora, Inc., Sr. Unscd. Notes	2.80	5/15/2030	100,000	82,325
Centene Corp., Sr. Unscd. Notes	2.45	7/15/2028	230,000	193,689
Centene Corp., Sr. Unscd. Notes	2.63	8/1/2031	190,000	142,901
CVS Health Corp., Sr. Unscd. Notes	1.75	8/21/2030	85,000	64,265
CVS Health Corp., Sr. Unscd. Notes	3.25	8/15/2029	100,000	86,431
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	300,000	281,191
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	250,000	206,956
CVS Health Corp., Sr. Unscd. Notes	5.05	3/25/2048	200,000	157,365
Danaher Corp., Sr. Unscd. Notes	4.38	9/15/2045	250,000	198,099
Dignity Health, Scd. Bonds	5.27	11/1/2064	154,000	124,302
Elevance Health, Inc., Sr. Unscd. Notes	2.25	5/15/2030	200,000	159,509
Elevance Health, Inc., Sr. Unscd. Notes	3.60	3/15/2051	60,000	38,544
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	250,000	232,341
Gilead Sciences, Inc., Sr. Unscd. Notes	1.20	10/1/2027	80,000	67,644
Gilead Sciences, Inc., Sr. Unscd. Notes	4.15	3/1/2047	220,000	162,169
GlaxoSmithKline Capital, Inc., Gtd. Bonds	6.38	5/15/2038	300,000	312,466
HCA, Inc., Gtd. Notes	4.13	6/15/2029	110,000	97,663
HCA, Inc., Gtd. Notes	5.13	6/15/2039	50,000	41,166
HCA, Inc., Gtd. Notes	5.25	6/15/2049	100,000	76,932
HCA, Inc., Gtd. Notes	5.38	2/1/2025	300,000	296,884
Humana, Inc., Sr. Unscd. Notes	4.95	10/1/2044	150,000	120,344
Humana, Inc., Sr. Unscd. Notes	5.75	3/1/2028	150,000	149,482

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Health Care - 2.8% (continued)
Johnson & Johnson, Sr. Unscd. Notes	2.10	9/1/2040	400,000		243,134
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	180,000		169,153
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000		35,384
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	300,000		278,166
Kaiser Foundation Hospitals, Unscd. Bonds, Ser. 2021	3.00	6/1/2051	70,000		41,151
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes, Ser. 2015	4.20	7/1/2055	200,000		147,184
Merck & Co., Inc., Sr. Unscd. Notes	1.45	6/24/2030	200,000		153,847
Merck & Co., Inc., Sr. Unscd. Notes	2.35	6/24/2040	50,000		31,044
Merck & Co., Inc., Sr. Unscd. Notes	2.45	6/24/2050	60,000		32,271
Merck & Co., Inc., Sr. Unscd. Notes	2.75	2/10/2025	250,000		241,856
Merck & Co., Inc., Sr. Unscd. Notes	3.90	3/7/2039	55,000		43,706
Merck & Co., Inc., Sr. Unscd. Notes	4.05	5/17/2028	200,000	[a]	190,457
Merck & Co., Inc., Sr. Unscd. Notes	4.50	5/17/2033	200,000		181,904
Merck & Co., Inc., Sr. Unscd. Notes	5.15	5/17/2063	60,000		51,176
Mount Sinai Hospital, Scd. Bonds, Ser. 2019	3.74	7/1/2049	300,000		199,640
Mylan, Inc., Gtd. Notes	5.40	11/29/2043	150,000		110,449
Northwell Healthcare, Inc., Scd. Notes	3.98	11/1/2046	250,000		174,798
Novartis Capital Corp., Gtd. Notes	2.20	8/14/2030	240,000		195,247
Novartis Capital Corp., Gtd. Notes	2.75	8/14/2050	60,000		35,692
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.45	5/19/2028	200,000		191,247
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.75	5/19/2033	200,000		183,911
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	5.30	5/19/2053	200,000		175,121
Pfizer, Inc., Sr. Unscd. Notes	0.80	5/28/2025	300,000		279,017
Pfizer, Inc., Sr. Unscd. Notes	2.55	5/28/2040	300,000		190,591
Pfizer, Inc., Sr. Unscd. Notes	3.45	3/15/2029	100,000		90,854
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000		166,984
Quest Diagnostics, Inc., Sr. Unscd. Notes	3.50	3/30/2025	250,000		241,270
Stryker Corp., Sr. Unscd. Notes	3.50	3/15/2026	250,000		237,798
Stryker Corp., Sr. Unscd. Notes	4.38	5/15/2044	100,000		77,098
Takeda Pharmaceutical Co. Ltd., Sr. Unscd. Notes	5.00	11/26/2028	200,000		193,157
The Cigna Group, Gtd. Notes	3.88	10/15/2047	75,000		51,168
The Cigna Group, Gtd. Notes	4.13	11/15/2025	130,000		125,986
The Cigna Group, Gtd. Notes	4.38	10/15/2028	230,000		215,065

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Health Care - 2.8% (continued)
The Cigna Group, Sr. Unscd. Notes	2.38	3/15/2031	80,000		62,340
Thermo Fisher Scientific, Inc., Sr. Unscd. Notes	2.80	10/15/2041	200,000		127,534
Trinity Health Corp., Scd. Bonds	4.13	12/1/2045	200,000		150,652
UnitedHealth Group, Inc., Sr. Unscd. Notes	2.30	5/15/2031	75,000		59,042
UnitedHealth Group, Inc., Sr. Unscd. Notes	3.05	5/15/2041	75,000		50,085
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.20	5/15/2032	45,000		39,917
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.25	6/15/2048	80,000		59,907
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.45	12/15/2048	60,000		46,315
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.75	7/15/2045	280,000		230,100
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.95	5/15/2062	75,000		60,957
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.25	2/15/2028	150,000		149,066
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.30	2/15/2030	150,000		147,288
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.35	2/15/2033	100,000		96,159
UnitedHealth Group, Inc., Sr. Unscd. Notes	6.05	2/15/2063	100,000		95,383
UnitedHealth Group, Inc., Sr. Unscd. Notes	6.88	2/15/2038	210,000		225,373
UPMC, Scd. Bonds	5.04	5/15/2033	100,000		92,891
Viatris, Inc., Gtd. Notes	2.70	6/22/2030	150,000		115,248
Zoetis, Inc., Sr. Unscd. Notes	3.00	5/15/2050	150,000		89,317
Zoetis, Inc., Sr. Unscd. Notes	5.40	11/14/2025	200,000		198,598
Zoetis, Inc., Sr. Unscd. Notes	5.60	11/16/2032	200,000		194,014
				15,430,780
Industrial - .7%
3M Co., Sr. Unscd. Notes	2.25	9/19/2026	300,000	[a]	271,914
3M Co., Sr. Unscd. Notes	2.38	8/26/2029	390,000	[a]	318,490
Caterpillar Financial Services Corp., Sr. Unscd. Notes	0.80	11/13/2025	200,000		182,177
Caterpillar, Inc., Sr. Unscd. Bonds	6.05	8/15/2036	237,000		240,531
Caterpillar, Inc., Sr. Unscd. Notes	3.25	4/9/2050	150,000		97,975
CNH Industrial Capital LLC, Gtd. Notes	4.55	4/10/2028	100,000		94,022
Eaton Corp., Gtd. Notes	4.15	11/2/2042	200,000		155,666

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Industrial - .7% (continued)
GE Capital International Funding Co., Gtd. Notes	4.42	11/15/2035	300,000		261,416
Illinois Tool Works, Inc., Sr. Unscd. Notes	3.90	9/1/2042	170,000		131,014
Ingersoll Rand, Inc., Sr. Unscd. Notes	5.70	8/14/2033	100,000		94,534
Jacobs Engineering Group, Inc., Gtd. Notes	6.35	8/18/2028	100,000		99,496
John Deere Capital Corp., Sr. Unscd. Notes	0.70	1/15/2026	200,000		180,399
John Deere Capital Corp., Sr. Unscd. Notes	1.45	1/15/2031	300,000		225,112
John Deere Capital Corp., Sr. Unscd. Notes	4.15	9/15/2027	200,000		191,441
John Deere Capital Corp., Sr. Unscd. Notes	4.95	7/14/2028	100,000		97,593
Parker-Hannifin Corp., Sr. Unscd. Notes	3.25	6/14/2029	300,000		263,688
Parker-Hannifin Corp., Sr. Unscd. Notes	4.00	6/14/2049	40,000		28,659
Stanley Black & Decker, Inc., Sr. Unscd. Notes	2.30	3/15/2030	300,000		235,852
Textron, Inc., Sr. Unscd. Notes	4.00	3/15/2026	500,000		478,809
Xylem, Inc., Sr. Unscd. Notes	4.38	11/1/2046	150,000		107,780
				3,756,568
Information Technology - .7%
Adobe, Inc., Sr. Unscd. Notes	3.25	2/1/2025	250,000		243,530
Autodesk, Inc., Sr. Unscd. Notes	4.38	6/15/2025	250,000		244,497
Concentrix Corp., Sr. Unscd. Notes	6.85	8/2/2033	100,000		90,379
Electronic Arts, Inc., Sr. Unscd. Notes	1.85	2/15/2031	200,000	[a]	152,295
Fiserv, Inc., Sr. Unscd. Notes	4.40	7/1/2049	100,000		72,629
Fiserv, Inc., Sr. Unscd. Notes	5.63	8/21/2033	100,000		93,843
Intuit, Inc., Sr. Unscd. Notes	5.13	9/15/2028	200,000	[a]	196,912
Microsoft Corp., Sr. Unscd. Notes	2.53	6/1/2050	361,000		206,844
Microsoft Corp., Sr. Unscd. Notes	3.04	3/17/2062	360,000		214,002
Oracle Corp., Sr. Unscd. Notes	2.88	3/25/2031	205,000		164,396
Oracle Corp., Sr. Unscd. Notes	2.95	4/1/2030	150,000		124,371
Oracle Corp., Sr. Unscd. Notes	3.25	11/15/2027	250,000		226,429
Oracle Corp., Sr. Unscd. Notes	3.85	7/15/2036	250,000		190,796
Oracle Corp., Sr. Unscd. Notes	4.00	11/15/2047	160,000		106,465
Oracle Corp., Sr. Unscd. Notes	4.10	3/25/2061	210,000		131,833
Oracle Corp., Sr. Unscd. Notes	4.50	5/6/2028	100,000	[a]	94,658
Oracle Corp., Sr. Unscd. Notes	4.65	5/6/2030	100,000		91,715
Oracle Corp., Sr. Unscd. Notes	5.55	2/6/2053	100,000		83,148
Oracle Corp., Sr. Unscd. Notes	6.25	11/9/2032	150,000		148,659

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Information Technology - .7% (continued)
Oracle Corp., Sr. Unscd. Notes	6.90	11/9/2052	65,000	64,098
Roper Technologies, Inc., Sr. Unscd. Notes	1.40	9/15/2027	150,000	126,995
Roper Technologies, Inc., Sr. Unscd. Notes	3.80	12/15/2026	250,000	236,339
Take-Two Interactive Software, Inc., Sr. Unscd. Notes	3.55	4/14/2025	100,000	96,643
Take-Two Interactive Software, Inc., Sr. Unscd. Notes	4.95	3/28/2028	100,000	96,124
Take-Two Interactive Software, Inc., Sr. Unscd. Notes	5.00	3/28/2026	100,000	98,022
				3,595,622
Insurance - .6%
American International Group, Inc., Sr. Unscd. Notes	3.88	1/15/2035	250,000	200,771
American International Group, Inc., Sr. Unscd. Notes	4.75	4/1/2048	200,000	156,847
American International Group, Inc., Sr. Unscd. Notes	5.13	3/27/2033	150,000	136,482
Aon Corp., Gtd. Notes	3.75	5/2/2029	250,000	223,654
Aon Corp./Aon Global Holdings PLC, Gtd. Notes	5.00	9/12/2032	200,000	181,508
Aon Global Ltd., Gtd. Notes	4.60	6/14/2044	200,000	156,122
Arthur J. Gallagher & Co., Sr. Unscd. Notes	3.50	5/20/2051	40,000	24,153
Athene Holding Ltd., Sr. Unscd. Notes	3.95	5/25/2051	150,000	94,041
Berkshire Hathaway Finance Corp., Gtd. Notes	2.85	10/15/2050	250,000	143,804
Berkshire Hathaway Finance Corp., Gtd. Notes	4.20	8/15/2048	135,000	103,497
Berkshire Hathaway, Inc., Sr. Unscd. Notes	3.13	3/15/2026	200,000	190,786
Corebridge Financial, Inc., Sr. Unscd. Notes	3.65	4/5/2027	100,000	91,635
Corebridge Financial, Inc., Sr. Unscd. Notes	3.90	4/5/2032	100,000	81,863
Corebridge Financial, Inc., Sr. Unscd. Notes	4.40	4/5/2052	100,000	68,810
Marsh & McLennan Cos., Inc., Sr. Unscd. Notes	4.38	3/15/2029	70,000	65,511
Marsh & McLennan Cos., Inc., Sr. Unscd. Notes	4.90	3/15/2049	65,000	53,514
Metlife, Inc., Sr. Unscd. Notes	4.05	3/1/2045	200,000	143,938
Principal Financial Group, Inc., Gtd. Notes	2.13	6/15/2030	300,000	233,191

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Insurance - .6% (continued)
Prudential Financial, Inc., Sr. Unscd. Notes	3.70	3/13/2051	75,000		48,915
Prudential Financial, Inc., Sr. Unscd. Notes	4.60	5/15/2044	200,000		156,823
Reinsurance Group of America, Inc., Sr. Unscd. Notes	3.15	6/15/2030	300,000		243,430
The Allstate Corp., Sr. Unscd. Notes	0.75	12/15/2025	200,000		180,307
The Chubb Corp., Gtd. Notes	6.00	5/11/2037	200,000		198,157
The Progressive Corp., Sr. Unscd. Notes	4.13	4/15/2047	70,000		51,936
The Travelers Companies, Inc., Sr. Unscd. Notes	4.05	3/7/2048	150,000		110,168
				3,339,863
Internet Software & Services - .4%
Alphabet, Inc., Sr. Unscd. Notes	1.10	8/15/2030	215,000		164,851
Alphabet, Inc., Sr. Unscd. Notes	1.90	8/15/2040	65,000		38,896
Alphabet, Inc., Sr. Unscd. Notes	2.00	8/15/2026	300,000		275,879
Amazon.com, Inc., Sr. Unscd. Notes	0.80	6/3/2025	200,000	[a]	186,274
Amazon.com, Inc., Sr. Unscd. Notes	1.50	6/3/2030	200,000		155,965
Amazon.com, Inc., Sr. Unscd. Notes	1.65	5/12/2028	150,000		128,142
Amazon.com, Inc., Sr. Unscd. Notes	2.50	6/3/2050	200,000		110,714
Amazon.com, Inc., Sr. Unscd. Notes	2.88	5/12/2041	250,000		167,945
Amazon.com, Inc., Sr. Unscd. Notes	3.25	5/12/2061	220,000		131,876
Amazon.com, Inc., Sr. Unscd. Notes	3.30	4/13/2027	100,000		93,715
Amazon.com, Inc., Sr. Unscd. Notes	3.60	4/13/2032	100,000	[a]	86,868
Amazon.com, Inc., Sr. Unscd. Notes	4.10	4/13/2062	100,000		71,962
eBay, Inc., Sr. Unscd. Notes	1.40	5/10/2026	300,000		268,826
eBay, Inc., Sr. Unscd. Notes	3.65	5/10/2051	13,000		8,142
Meta Platforms, Inc., Sr. Unscd. Notes	3.85	8/15/2032	100,000		86,953
Meta Platforms, Inc., Sr. Unscd. Notes	4.65	8/15/2062	110,000		83,015
Meta Platforms, Inc., Sr. Unscd. Notes	4.95	5/15/2033	50,000	[a]	46,891
Meta Platforms, Inc., Sr. Unscd. Notes	5.75	5/15/2063	100,000		89,783
				2,196,697
Materials - .1%
Berry Global, Inc., Sr. Scd. Notes	1.57	1/15/2026	150,000		135,559
Teck Resources Ltd., Sr. Unscd. Notes	3.90	7/15/2030	300,000	[a]	255,354
				390,913

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Media - .7%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.25	4/1/2053	200,000		141,932
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.50	4/1/2063	200,000		140,712
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	6.48	10/23/2045	250,000		210,307
Comcast Corp., Gtd. Bonds	4.00	8/15/2047	60,000		42,299
Comcast Corp., Gtd. Notes	1.50	2/15/2031	350,000		259,121
Comcast Corp., Gtd. Notes	2.45	8/15/2052	250,000		125,853
Comcast Corp., Gtd. Notes	3.38	8/15/2025	730,000		702,881
Comcast Corp., Gtd. Notes	3.90	3/1/2038	75,000		58,217
Comcast Corp., Gtd. Notes	4.00	3/1/2048	60,000		42,336
Comcast Corp., Gtd. Notes	4.60	10/15/2038	200,000		166,270
Comcast Corp., Gtd. Notes	4.65	2/15/2033	100,000	[a]	90,540
Comcast Corp., Gtd. Notes	5.50	5/15/2064	70,000		59,734
Comcast Corp., Gtd. Notes	6.45	3/15/2037	300,000		301,748
Discovery Communications LLC, Gtd. Notes	3.95	3/20/2028	350,000		316,219
Fox Corp., Sr. Unscd. Notes	6.50	10/13/2033	200,000		195,425
Paramount Global, Sr. Unscd. Debs.	7.88	7/30/2030	150,000		147,756
Paramount Global, Sr. Unscd. Notes	4.90	8/15/2044	240,000		150,921
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	225,000		184,671
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	350,000		228,434
Time Warner Cable LLC, Sr. Scd. Debs.	6.55	5/1/2037	350,000		307,454
				3,872,830
Metals & Mining - .2%
Barrick PD Australia Finance Pty Ltd., Gtd. Notes	5.95	10/15/2039	200,000		187,040
BHP Billiton Finance USA Ltd., Gtd. Notes	5.25	9/8/2033	45,000		42,323
Freeport-McMoRan, Inc., Gtd. Notes	5.45	3/15/2043	65,000		53,568
Newmont Corp., Gtd. Notes	6.25	10/1/2039	126,000		121,977
Nucor Corp., Sr. Unscd. Notes	2.98	12/15/2055	200,000		107,318
Rio Tinto Alcan, Inc., Sr. Unscd. Debs.	7.25	3/15/2031	350,000		374,447
Southern Copper Corp., Sr. Unscd. Notes	5.25	11/8/2042	150,000		125,611
Steel Dynamics, Inc., Sr. Unscd. Notes	3.25	10/15/2050	60,000		34,211
Vale Overseas Ltd., Gtd. Notes	3.75	7/8/2030	200,000		169,085

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Metals & Mining - .2% (continued)
Vale Overseas Ltd., Gtd. Notes	6.88	11/21/2036	100,000	98,801
				1,314,381
Municipal Securities - .7%
American Municipal Power, Inc., Revenue Bonds (Combined Hydroelectric Projects) Ser. B	8.08	2/15/2050	100,000	121,652
Bay Area Toll Authority, Revenue Bonds (Build America Bond) Ser. F2	6.26	4/1/2049	300,000	310,292
California, GO	3.50	4/1/2028	100,000	93,427
California, GO (Build America Bond)	7.50	4/1/2034	200,000	224,186
California, GO (Build America Bonds)	7.55	4/1/2039	300,000	342,977
Connecticut, GO, Ser. A	5.85	3/15/2032	200,000	201,506
District of Columbia, Revenue Bonds (Build America Bond) Ser. E	5.59	12/1/2034	200,000	196,955
Illinois, GO	5.10	6/1/2033	230,000	213,318
Los Angeles Unified School District, GO (Build America Bond)	5.75	7/1/2034	350,000	347,222
Massachusetts, GO (Build America Bond) Ser. D	4.50	8/1/2031	200,000	186,546
Massachusetts School Building Authority, Revenue Bonds (Build America Bond)	5.72	8/15/2039	100,000	97,853
Metropolitan Transportation Authority, Revenue Bonds (Build America Bond)	7.34	11/15/2039	300,000	336,975
New Jersey Turnpike Authority, Revenue Bonds (Build America Bond) Ser. F	7.41	1/1/2040	200,000	225,279
New York City, GO, Ser. B1	5.83	10/1/2053	20,000	19,768
New York City Municipal Water Finance Authority, Revenue Bonds (Build America Bond)	5.95	6/15/2042	345,000	339,967
Oklahoma Development Finance Authority, Revenue Bonds	4.71	5/1/2052	200,000	170,326
Pennsylvania Turnpike Commission, Revenue Bonds (Build America Bond) Ser. B	5.51	12/1/2045	200,000	184,863
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 192	4.81	10/15/2065	150,000	125,422
Texas, GO (Build America Bond)	5.52	4/1/2039	100,000	96,280
Texas Natural Gas Securitization Finance Corp., Revenue Bonds	5.17	4/1/2041	100,000	92,624
				3,927,438

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Real Estate - .9%
Alexandria Real Estate Equities, Inc., Gtd. Notes	2.00	5/18/2032	250,000		176,045
Alexandria Real Estate Equities, Inc., Gtd. Notes	3.00	5/18/2051	200,000		106,044
Alexandria Real Estate Equities, Inc., Gtd. Notes	4.75	4/15/2035	100,000		84,641
American Tower Corp., Sr. Unscd. Notes	1.60	4/15/2026	300,000		268,644
American Tower Corp., Sr. Unscd. Notes	2.70	4/15/2031	300,000		232,090
American Tower Corp., Sr. Unscd. Notes	3.80	8/15/2029	90,000		78,829
Boston Properties LP, Sr. Unscd. Notes	4.50	12/1/2028	100,000		88,002
Corporate Office Properties LP, Gtd. Notes	2.00	1/15/2029	200,000	[a]	152,081
Crown Castle, Inc., Sr. Unscd. Notes	2.25	1/15/2031	200,000		150,806
Crown Castle, Inc., Sr. Unscd. Notes	3.70	6/15/2026	430,000		404,350
Equifax, Inc., Sr. Unscd. Notes	1.45	5/15/2026	200,000		178,699
Equifax, Inc., Sr. Unscd. Notes	3.40	2/15/2052	200,000		118,771
Essex Portfolio LP, Gtd. Notes	2.65	3/15/2032	150,000	[a]	113,175
Federal Realty OP LP, Sr. Unscd. Notes	5.38	5/1/2028	100,000		96,495
Invitation Homes Operating Partnership LP, Gtd. Notes	5.45	8/15/2030	100,000		93,293
Invitation Homes Operating Partnership LP, Gtd. Notes	5.50	8/15/2033	100,000		90,730
Kimco Realty OP LLC, Gtd. Notes	2.70	10/1/2030	200,000		157,642
Mid-America Apartments LP, Sr. Unscd. Notes	1.10	9/15/2026	400,000		351,924
NNN REIT, Inc., Sr. Unscd. Notes	5.60	10/15/2033	100,000		92,239
Prologis LP, Sr. Unscd. Notes	2.25	4/15/2030	370,000		295,943
Prologis LP, Sr. Unscd. Notes	3.00	4/15/2050	35,000		20,185
Realty Income Corp., Sr. Unscd. Notes	3.95	8/15/2027	250,000		232,258
Realty Income Corp., Sr. Unscd. Notes	4.70	12/15/2028	100,000		94,092
Realty Income Corp., Sr. Unscd. Notes	4.90	7/15/2033	100,000		88,949
Rexford Industrial Realty LP, Gtd. Notes	2.15	9/1/2031	200,000		145,023
Simon Property Group LP, Sr. Unscd. Notes	2.65	7/15/2030	200,000		161,336
Simon Property Group LP, Sr. Unscd. Notes	3.25	9/13/2049	65,000		37,687

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Real Estate - .9% (continued)
Simon Property Group LP, Sr. Unscd. Notes	3.80	7/15/2050	200,000		127,271
Tanger Properties LP, Sr. Unscd. Notes	2.75	9/1/2031	200,000		141,585
UDR, Inc., Gtd. Notes	2.10	8/1/2032	200,000		141,552
Ventas Realty LP, Gtd. Notes	4.00	3/1/2028	150,000		136,643
Ventas Realty LP, Gtd. Notes	4.88	4/15/2049	200,000		145,952
Welltower OP LLC, Gtd. Notes	4.13	3/15/2029	200,000		180,621
				4,983,597
Retailing - .7%
Autozone, Inc., Sr. Unscd. Notes	3.13	4/21/2026	250,000		234,456
AutoZone, Inc., Sr. Unscd. Notes	5.05	7/15/2026	100,000		98,330
AutoZone, Inc., Sr. Unscd. Notes	5.20	8/1/2033	100,000		90,758
Costco Wholesale Corp., Sr. Unscd. Notes	1.60	4/20/2030	200,000		158,191
Costco Wholesale Corp., Sr. Unscd. Notes	3.00	5/18/2027	100,000		92,691
Dollar Tree, Inc., Sr. Unscd. Notes	4.20	5/15/2028	95,000		87,519
Lowe's Cos., Inc., Sr. Unscd. Notes	1.70	9/15/2028	200,000		165,542
Lowe's Cos., Inc., Sr. Unscd. Notes	2.80	9/15/2041	100,000		60,780
Lowe's Cos., Inc., Sr. Unscd. Notes	3.00	10/15/2050	200,000		110,013
Lowe's Cos., Inc., Sr. Unscd. Notes	3.65	4/5/2029	80,000		71,790
Lowe's Cos., Inc., Sr. Unscd. Notes	5.00	4/15/2033	100,000		91,022
Lowe's Cos., Inc., Sr. Unscd. Notes	5.80	9/15/2062	150,000		127,196
McDonald's Corp., Sr. Unscd. Notes	3.63	9/1/2049	50,000		33,168
McDonald's Corp., Sr. Unscd. Notes	4.88	12/9/2045	265,000		218,293
O'Reilly Automotive, Inc., Sr. Unscd. Notes	1.75	3/15/2031	300,000		222,441
Starbucks Corp., Sr. Unscd. Notes	2.55	11/15/2030	100,000		80,699
Starbucks Corp., Sr. Unscd. Notes	4.45	8/15/2049	250,000		188,739
Starbucks Corp., Sr. Unscd. Notes	4.75	2/15/2026	100,000		98,241
Starbucks Corp., Sr. Unscd. Notes	4.80	2/15/2033	100,000	[a]	91,643
Target Corp., Sr. Unscd. Notes	2.50	4/15/2026	200,000	[a]	188,016
Target Corp., Sr. Unscd. Notes	4.50	9/15/2032	75,000	[a]	68,079
The Home Depot, Inc., Sr. Unscd. Notes	3.35	4/15/2050	250,000		158,568
The Home Depot, Inc., Sr. Unscd. Notes	3.35	9/15/2025	300,000		289,101
The Home Depot, Inc., Sr. Unscd. Notes	5.88	12/16/2036	300,000		297,271
Walmart, Inc., Sr. Unscd. Notes	3.90	4/15/2028	100,000		94,845
Walmart, Inc., Sr. Unscd. Notes	3.95	6/28/2038	90,000		74,154
Walmart, Inc., Sr. Unscd. Notes	4.00	4/15/2026	100,000		97,341
Walmart, Inc., Sr. Unscd. Notes	4.00	4/15/2030	100,000		92,422

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Retailing - .7% (continued)
Walmart, Inc., Sr. Unscd. Notes	4.05	6/29/2048	180,000		138,972
Walmart, Inc., Sr. Unscd. Notes	4.15	9/9/2032	100,000	[a]	91,198
Walmart, Inc., Sr. Unscd. Notes	4.50	9/9/2052	150,000		121,806
				4,033,285
Semiconductors & Semiconductor Equipment - .5%
Applied Materials, Inc., Sr. Unscd. Notes	3.90	10/1/2025	300,000		291,571
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.50	1/15/2028	110,000		99,141
Broadcom, Inc., Gtd. Notes	2.60	2/15/2033	200,000	[b]	145,190
Broadcom, Inc., Gtd. Notes	3.50	2/15/2041	200,000	[b]	133,107
Broadcom, Inc., Gtd. Notes	4.75	4/15/2029	210,000		195,341
Intel Corp., Sr. Unscd. Notes	3.25	11/15/2049	150,000		90,552
Intel Corp., Sr. Unscd. Notes	3.90	3/25/2030	300,000		270,052
Intel Corp., Sr. Unscd. Notes	4.10	5/11/2047	80,000		57,718
Intel Corp., Sr. Unscd. Notes	4.88	2/10/2026	100,000	[a]	98,660
Intel Corp., Sr. Unscd. Notes	4.88	2/10/2028	100,000		97,382
Intel Corp., Sr. Unscd. Notes	5.05	8/5/2062	65,000		51,320
Intel Corp., Sr. Unscd. Notes	5.13	2/10/2030	100,000		96,799
Intel Corp., Sr. Unscd. Notes	5.20	2/10/2033	100,000		94,451
Intel Corp., Sr. Unscd. Notes	5.70	2/10/2053	100,000		89,565
Intel Corp., Sr. Unscd. Notes	5.90	2/10/2063	100,000	[a]	90,476
Micron Technology, Inc., Sr. Unscd. Notes	5.88	9/15/2033	100,000		92,370
Micron Technology, Inc., Sr. Unscd. Notes	5.88	2/9/2033	100,000		93,076
NVIDIA Corp., Sr. Unscd. Notes	1.55	6/15/2028	300,000		253,726
Qualcomm, Inc., Sr. Unscd. Notes	4.30	5/20/2047	120,000		91,757
Qualcomm, Inc., Sr. Unscd. Notes	4.50	5/20/2052	25,000		19,233
Qualcomm, Inc., Sr. Unscd. Notes	4.65	5/20/2035	140,000	[a]	127,446
Qualcomm, Inc., Sr. Unscd. Notes	5.40	5/20/2033	200,000	[a]	195,274
Texas Instruments, Inc., Sr. Unscd. Notes	1.13	9/15/2026	200,000		179,029
Texas Instruments, Inc., Sr. Unscd. Notes	4.15	5/15/2048	80,000		60,612
				3,013,848
Supranational Bank - 1.6%
Asian Development Bank, Sr. Unscd. Bonds	0.63	4/29/2025	220,000		205,290
Asian Development Bank, Sr. Unscd. Notes	1.00	4/14/2026	200,000		181,443
Asian Development Bank, Sr. Unscd. Notes	1.50	3/4/2031	200,000		157,104

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Supranational Bank - 1.6% (continued)
Asian Development Bank, Sr. Unscd. Notes	1.88	1/24/2030	100,000		83,076
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/2025	500,000		479,671
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000		82,429
Asian Development Bank, Sr. Unscd. Notes	3.88	9/28/2032	100,000		91,409
Asian Development Bank, Sr. Unscd. Notes	4.00	1/12/2033	55,000		50,720
European Investment Bank, Sr. Unscd. Bonds	0.38	12/15/2025	200,000		181,210
European Investment Bank, Sr. Unscd. Bonds	1.63	10/9/2029	300,000		250,144
European Investment Bank, Sr. Unscd. Bonds	1.63	3/14/2025	200,000	[a]	190,235
European Investment Bank, Sr. Unscd. Bonds	3.75	2/14/2033	100,000		90,712
European Investment Bank, Sr. Unscd. Notes	0.38	3/26/2026	250,000		223,982
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	250,000		239,269
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000		459,159
European Investment Bank, Sr. Unscd. Notes	3.88	3/15/2028	130,000		124,599
Inter-American Development Bank, Sr. Unscd. Bonds	2.13	1/15/2025	500,000	[a]	480,702
Inter-American Development Bank, Sr. Unscd. Notes	1.75	3/14/2025	150,000		142,795
Inter-American Development Bank, Sr. Unscd. Notes	2.00	7/23/2026	80,000		73,845
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	150,000		138,049
Inter-American Development Bank, Sr. Unscd. Notes	3.50	4/12/2033	100,000		88,344
Inter-American Development Bank, Sr. Unscd. Notes	3.50	9/14/2029	100,000		92,792
Inter-American Investment Corp., Sr. Unscd. Notes	4.13	2/15/2028	100,000		96,022
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	0.63	4/22/2025	390,000		364,267
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	1.25	2/10/2031	175,000		135,075

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Supranational Bank - 1.6% (continued)
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	3.88	2/14/2030	100,000		93,671
International Bank for Reconstruction & Development, Sr. Unscd. Bonds, Ser. GDIF	2.50	7/29/2025	1,000,000		954,965
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.38	7/28/2025	300,000		275,963
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.88	5/14/2030	200,000		153,683
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.63	1/15/2025	300,000		286,752
International Bank for Reconstruction & Development, Sr. Unscd. Notes	3.50	7/12/2028	100,000		93,928
International Bank for Reconstruction & Development, Sr. Unscd. Notes, Ser. GDIF	1.38	4/20/2028	300,000		257,115
International Finance Corp., Sr. Unscd. Notes	0.38	7/16/2025	200,000		184,329
International Finance Corp., Sr. Unscd. Notes	3.63	9/15/2025	100,000		97,254
Japan Bank for International Cooperation, Govt. Gtd. Bonds	1.88	7/21/2026	500,000		456,023
Japan Bank for International Cooperation, Govt. Gtd. Notes	2.00	10/17/2029	300,000		249,826
Japan Bank for International Cooperation, Govt. Gtd. Notes, Ser. DTC	2.75	1/21/2026	250,000		236,173
Nordic Investment Bank, Sr. Unscd. Notes	3.38	9/8/2027	200,000		189,404
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	0.50	1/27/2026	250,000		225,069
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	3.75	9/14/2027	100,000	[a]	95,533
The Asian Infrastructure Investment Bank, Sr. Unscd. Notes	0.50	5/28/2025	200,000		185,151
The Korea Development Bank, Sr. Unscd. Bonds	0.80	7/19/2026	300,000		264,512
				9,001,694
Technology Hardware & Equipment - .7%
Amdocs Ltd., Sr. Unscd. Notes	2.54	6/15/2030	200,000		157,475
Apple, Inc., Sr. Unscd. Notes	0.70	2/8/2026	230,000		207,793
Apple, Inc., Sr. Unscd. Notes	1.65	5/11/2030	100,000		79,831

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Technology Hardware & Equipment - .7% (continued)
Apple, Inc., Sr. Unscd. Notes	1.65	2/8/2031	175,000		136,219
Apple, Inc., Sr. Unscd. Notes	2.20	9/11/2029	120,000		101,606
Apple, Inc., Sr. Unscd. Notes	2.38	2/8/2041	80,000		51,082
Apple, Inc., Sr. Unscd. Notes	2.65	5/11/2050	120,000		69,534
Apple, Inc., Sr. Unscd. Notes	2.80	2/8/2061	215,000		118,856
Apple, Inc., Sr. Unscd. Notes	2.95	9/11/2049	75,000		46,756
Apple, Inc., Sr. Unscd. Notes	3.20	5/11/2027	200,000		187,078
Apple, Inc., Sr. Unscd. Notes	3.35	8/8/2032	45,000		38,653
Apple, Inc., Sr. Unscd. Notes	3.35	2/9/2027	250,000		235,772
Apple, Inc., Sr. Unscd. Notes	4.10	8/8/2062	75,000		55,053
Apple, Inc., Sr. Unscd. Notes	4.15	5/10/2030	100,000		94,165
Apple, Inc., Sr. Unscd. Notes	4.25	2/9/2047	150,000		121,274
Apple, Inc., Sr. Unscd. Notes	4.85	5/10/2053	200,000		173,880
Booz Allen Hamilton, Inc., Gtd. Notes	5.95	8/4/2033	100,000		95,168
Dell International LLC/EMC Corp., Gtd. Notes	3.45	12/15/2051	45,000		26,834
Dell International LLC/EMC Corp., Gtd. Notes	5.75	2/1/2033	200,000	[a]	189,202
Dell International LLC/EMC Corp., Sr. Unscd. Notes	6.02	6/15/2026	200,000		200,301
Dell International LLC/EMC Corp., Sr. Unscd. Notes	8.35	7/15/2046	65,000		72,671
DXC Technology Co., Sr. Unscd. Notes	2.38	9/15/2028	150,000		121,305
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	1.75	4/1/2026	200,000		181,638
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	4.90	10/15/2025	250,000		245,112
International Business Machines Corp., Sr. Unscd. Notes	1.70	5/15/2027	100,000		87,324
International Business Machines Corp., Sr. Unscd. Notes	3.30	5/15/2026	250,000		236,497
International Business Machines Corp., Sr. Unscd. Notes	3.50	5/15/2029	220,000		196,118
International Business Machines Corp., Sr. Unscd. Notes	4.15	5/15/2039	105,000		82,489
International Business Machines Corp., Sr. Unscd. Notes	4.25	5/15/2049	160,000		117,033
Leidos, Inc., Gtd. Notes	2.30	2/15/2031	200,000		150,499
NetApp, Inc., Sr. Unscd. Notes	2.70	6/22/2030	200,000		160,620
				4,037,838
Telecommunication Services - 1.1%
America Movil SAB de CV, Gtd. Notes	6.38	3/1/2035	100,000		100,876
America Movil SAB de CV, Sr. Unscd. Notes	4.38	4/22/2049	200,000	[a]	150,918

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Telecommunication Services - 1.1% (continued)
AT&T, Inc., Sr. Unscd. Notes	3.50	9/15/2053	365,000		215,107
AT&T, Inc., Sr. Unscd. Notes	3.80	12/1/2057	300,000		180,804
AT&T, Inc., Sr. Unscd. Notes	4.35	3/1/2029	360,000		331,491
AT&T, Inc., Sr. Unscd. Notes	4.50	3/9/2048	341,000		247,106
AT&T, Inc., Sr. Unscd. Notes	4.50	5/15/2035	150,000		125,143
AT&T, Inc., Sr. Unscd. Notes	4.85	3/1/2039	110,000		89,800
British Telecommunications PLC, Sr. Unscd. Notes	9.63	12/15/2030	175,000		201,894
Cisco Systems, Inc., Sr. Unscd. Notes	5.50	1/15/2040	250,000		237,424
Corning, Inc., Sr. Unscd. Notes	3.90	11/15/2049	150,000		101,649
Deutsche Telekom International Finance BV, Gtd. Bonds	8.75	6/15/2030	300,000		336,234
Orange SA, Sr. Unscd. Notes	9.00	3/1/2031	150,000		171,901
Rogers Communications, Inc., Gtd. Bonds	7.50	8/15/2038	125,000		124,383
Telefonica Emisiones SA, Gtd. Notes	5.21	3/8/2047	150,000		114,192
Telefonica Emisiones SA, Gtd. Notes	7.05	6/20/2036	100,000		99,887
T-Mobile USA, Inc., Gtd. Notes	2.05	2/15/2028	150,000		127,948
T-Mobile USA, Inc., Gtd. Notes	2.55	2/15/2031	200,000		155,894
T-Mobile USA, Inc., Gtd. Notes	3.50	4/15/2025	310,000		299,572
T-Mobile USA, Inc., Gtd. Notes	4.50	4/15/2050	100,000		73,003
T-Mobile USA, Inc., Gtd. Notes	4.95	3/15/2028	100,000		96,255
T-Mobile USA, Inc., Gtd. Notes	5.05	7/15/2033	100,000		90,407
T-Mobile USA, Inc., Gtd. Notes	5.65	1/15/2053	200,000		172,983
T-Mobile USA, Inc., Gtd. Notes	5.80	9/15/2062	100,000		86,242
Verizon Communications, Inc., Sr. Unscd. Notes	0.85	11/20/2025	200,000	[a]	181,186
Verizon Communications, Inc., Sr. Unscd. Notes	1.75	1/20/2031	200,000		147,952
Verizon Communications, Inc., Sr. Unscd. Notes	2.36	3/15/2032	125,000		93,516
Verizon Communications, Inc., Sr. Unscd. Notes	2.88	11/20/2050	200,000		109,402
Verizon Communications, Inc., Sr. Unscd. Notes	3.00	11/20/2060	250,000		128,088
Verizon Communications, Inc., Sr. Unscd. Notes	3.70	3/22/2061	365,000		222,784
Verizon Communications, Inc., Sr. Unscd. Notes	4.02	12/3/2029	627,000		560,127
Verizon Communications, Inc., Sr. Unscd. Notes	4.33	9/21/2028	250,000		232,868
Vodafone Group PLC, Sr. Unscd. Notes	5.25	5/30/2048	180,000		145,266
Vodafone Group PLC, Sr. Unscd. Notes	5.63	2/10/2053	100,000		84,173

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Telecommunication Services - 1.1% (continued)
Vodafone Group PLC, Sr. Unscd. Notes	5.75	2/10/2063	30,000	[a]	25,018
Vodafone Group PLC, Sr. Unscd. Notes	7.88	2/15/2030	125,000		134,363
				5,995,856
Transportation - .3%
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	4.55	9/1/2044	300,000		239,060
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	6.15	5/1/2037	300,000		302,054
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	7.00	12/15/2025	100,000		103,408
Canadian Pacific Railway Co., Gtd. Notes	4.95	8/15/2045	150,000		123,012
Canadian Pacific Railway Co., Gtd. Notes	6.13	9/15/2115	100,000		90,118
CSX Corp., Sr. Unscd. Notes	3.80	3/1/2028	200,000		185,863
CSX Corp., Sr. Unscd. Notes	4.30	3/1/2048	50,000		37,355
CSX Corp., Sr. Unscd. Notes	4.75	11/15/2048	100,000		79,498
Norfolk Southern Corp., Sr. Unscd. Notes	5.05	8/1/2030	100,000		94,589
Norfolk Southern Corp., Sr. Unscd. Notes	5.35	8/1/2054	100,000		85,429
Union Pacific Corp., Sr. Unscd. Notes	3.80	4/6/2071	55,000		34,415
Union Pacific Corp., Sr. Unscd. Notes	3.84	3/20/2060	243,000		160,272
Union Pacific Corp., Sr. Unscd. Notes	3.85	2/14/2072	50,000		31,808
Union Pacific Corp., Sr. Unscd. Notes	3.95	9/10/2028	105,000		98,314
United Parcel Service, Inc., Sr. Unscd. Notes	3.75	11/15/2047	80,000		56,842
				1,722,037
U.S. Government Agencies Collateralized Municipal-Backed Securities - .9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K043, Cl. A2	3.06	12/25/2024	344,153	[c]	334,237
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A2	3.33	5/25/2025	45,000	[c]	43,510
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	500,000	[c]	467,150

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - .9% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K103, Cl. A2	2.65	11/25/2029	400,000	[c]	341,722
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K104, Cl. A2	2.25	1/25/2030	400,000	[c]	332,705
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K106, Cl. A1	1.78	10/25/2029	176,770	[c]	154,828
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K112, Cl. A2	1.31	5/25/2030	200,000	[c]	154,095
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K126, Cl. A2	2.07	1/25/2031	400,000	[c]	317,509
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1514, Cl. A2	2.86	10/25/2034	400,000	[c]	307,275
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1516, Cl. A2	1.72	5/25/2035	400,000	[c]	265,501
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1521, CI. A2	2.18	8/25/2036	300,000	[c]	203,411
Federal National Mortgage Association, ACES, Ser. 2017-M12, Cl. A2	3.06	6/25/2027	626,895	[c]	582,906
Federal National Mortgage Association, ACES, Ser. 2018-M1, Cl. A2	2.99	12/25/2027	279,584	[c]	256,972
Federal National Mortgage Association, ACES, Ser. 2018-M10, Cl. A2	3.36	7/25/2028	200,000	[c]	185,350
Federal National Mortgage Association, ACES, Ser. 2019-M12, Cl. A2	2.89	6/25/2029	245,599	[c]	218,040
Federal National Mortgage Association, ACES, Ser. 2020-M1, Cl. A2	2.44	10/25/2029	400,000	[c]	340,102

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - .9% (continued)
Federal National Mortgage Association, ACES, Ser. 2020-M14, Cl. A2	1.78	5/25/2030	292,568	[c]	237,858
Federal National Mortgage Association, ACES, Ser. 2022-M1, Cl. A2	1.67	10/25/2031	200,000	[c]	149,480
				4,892,651
U.S. Government Agencies Mortgage-Backed - 27.6%
Federal Home Loan Mortgage Corp.:
1.50%, 2/1/2036-3/1/2052			4,097,209	[c]	3,037,995
2.00%, 8/1/2028-4/1/2052			13,717,760	[c]	10,402,753
2.50%, 3/1/2028-5/1/2052			11,570,661	[c]	9,188,380
3.00%, 10/1/2026-3/1/2052			6,415,968	[c]	5,428,028
3.50%, 11/1/2025-7/1/2052			4,249,847	[c]	3,677,436
4.00%, 4/1/2024-7/1/2052			2,881,528	[c]	2,554,730
4.50%, 9/1/2024-11/1/2052			2,082,893	[c]	1,898,491
5.00%, 4/1/2025-2/1/2048			477,146	[c]	460,578
5.50%, 5/1/2027-2/1/2053			334,490	[c]	323,881
6.00%, 6/1/2028-7/1/2039			226,958	[c]	226,666
6.25%, 8/1/2034, (1 Year U.S.Treasury Yield Curve Constant Rate +2.25%)			234	[c,d]	233
6.50%, 4/1/2026-9/1/2037			54,486	[c]	55,117
7.00%, 12/1/2024-9/1/2031			5,298	[c]	5,393
7.50%, 6/1/2024-7/1/2030			907	[c]	911
8.00%, 5/1/2026-10/1/2031			1,572	[c]	1,607
8.50%, 6/1/2030			149	[c]	154
Federal National Mortgage Association:
1.50%			1,575,000	[c,e]	1,242,061
1.50%, 9/1/2035-9/1/2051			4,986,048	[c]	3,748,919
2.00%, 7/1/2028-6/1/2052			19,944,953	[c]	15,208,682
2.00%			9,025,000	[c,e]	6,797,895
2.50%			1,650,000	[c,e]	1,302,263
2.50%, 7/1/2027-5/1/2052			16,877,838	[c]	13,340,647
3.00%			1,150,000	[c,e]	919,848
3.00%, 10/1/2026-3/1/2052			12,760,501	[c]	10,692,726
3.50%, 8/1/2025-6/1/2052			7,696,675	[c]	6,683,295
3.50%			25,000	[c,e]	22,826
4.00%, 7/1/2024-9/1/2052			4,784,079	[c]	4,253,046
4.00%			950,000	[c,e]	831,276
4.50%, 4/1/2024-4/1/2049			1,435,868	[c]	1,322,183
4.50%			2,350,000	[c,e]	2,106,774
5.00%, 11/1/2028-6/1/2049			699,797	[c]	673,953

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies Mortgage-Backed - 27.6% (continued)
5.00%			4,225,000	[c,e]	3,902,731
5.50%, 1/1/2032-12/1/2038			381,626	[c]	373,865
5.50%			4,000,000	[c,e]	3,795,641
6.00%			2,175,000	[c,e]	2,116,387
6.00%, 5/1/2024-11/1/2038			475,190	[c]	474,999
6.50%, 2/1/2028-10/1/2037			120,171	[c]	121,606
6.50%			1,175,000	[c,e]	1,167,770
7.00%, 9/1/2026-7/1/2032			9,337	[c]	9,488
7.00%			125,000	[c,e]	126,196
7.50%, 4/1/2026-6/1/2031			5,628	[c]	5,659
8.00%, 5/1/2027-8/1/2030			1,025	[c]	1,037
8.50%, 7/1/2030			101	[c]	104
Government National Mortgage Association I:
2.50%, 2/15/2028-9/15/2046			95,534		80,240
3.00%, 9/15/2042-8/15/2045			465,012		396,961
3.50%, 2/15/2026-8/15/2045			329,506		292,552
4.00%, 2/15/2041-9/15/2045			378,298		343,837
4.50%, 3/15/2039-2/15/2041			357,764		338,684
5.00%, 7/15/2033-4/15/2040			487,603		470,551
5.50%, 2/15/2033-11/15/2038			189,872		186,240
6.00%, 1/15/2029-10/15/2036			65,582		65,865
6.50%, 8/15/2029-11/15/2033			21,024		21,253
7.00%, 10/15/2027-8/15/2032			20,019		20,076
7.50%, 12/15/2026-11/15/2030			7,466		7,453
8.00%, 8/15/2024-3/15/2032			3,110		3,221
8.25%, 6/15/2027			242		242
8.50%, 10/15/2026			1,175		1,173
Government National Mortgage Association II:
2.00%			2,500,000	[e]	1,928,027
2.00%, 9/20/2050-5/20/2052			5,707,724		4,417,392
2.50%, 3/20/2027-7/20/2052			7,548,444		6,042,750
2.50%			900,000	[e]	716,906
3.00%			325,000	[e]	267,791
3.00%, 1/20/2028-5/20/2052			6,558,038		5,501,573
3.50%, 9/20/2028-9/20/2052			4,880,906		4,234,551
4.00%			700,000	[e]	615,371
4.00%, 9/20/2043-9/20/2052			2,040,148		1,837,447
4.50%, 7/20/2041-8/20/2052			1,703,611		1,572,223
4.50%			525,000	[e]	474,378
5.00%, 9/20/2040-2/20/2049			134,441		129,337
5.00%			1,725,000	[e]	1,605,119
5.50%, 10/20/2031-6/20/2041			33,223		32,921

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies Mortgage-Backed - 27.6% (continued)
5.50%			1,575,000	[e]	1,506,188
6.00%			1,050,000	[e]	1,028,671
6.50%, 2/20/2028			130		130
6.50%			600,000	[e]	598,349
8.50%, 7/20/2025			30		30
				153,241,732
U.S. Government Agencies Obligations - 1.1%
Federal Farm Credit Bank Funding Corp., Bonds	1.65	7/23/2035	200,000		128,852
Federal Farm Credit Bank Funding Corp., Bonds	4.82	6/23/2026	1,000,000		985,557
Federal Home Loan Bank, Bonds	3.25	11/16/2028	500,000		463,392
Federal Home Loan Bank, Bonds	5.50	7/15/2036	480,000		490,623
Federal Home Loan Mortgage Corp., Notes	0.80	10/27/2026	125,000	[c]	110,317
Federal Home Loan Mortgage Corp., Notes	1.50	2/12/2025	500,000	[c]	476,611
Federal Home Loan Mortgage Corp., Unscd. Notes	0.38	9/23/2025	500,000	[c]	457,454
Federal National Mortgage Association, Notes	0.38	8/25/2025	1,000,000	[c]	917,630
Federal National Mortgage Association, Notes	0.88	12/18/2026	325,000	[c]	285,923
Federal National Mortgage Association, Notes	1.88	9/24/2026	1,000,000	[c]	916,712
Federal National Mortgage Association, Notes	6.25	5/15/2029	540,000	[a,c]	572,413
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	150,000		141,492
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		173,717
				6,120,693
U.S. Treasury Securities - 41.1%
U.S. Treasury Bonds	1.13	5/15/2040	2,075,000		1,131,523
U.S. Treasury Bonds	1.25	5/15/2050	1,856,000		816,785
U.S. Treasury Bonds	1.38	8/15/2050	1,595,000		726,473
U.S. Treasury Bonds	1.63	11/15/2050	2,615,000		1,281,452
U.S. Treasury Bonds	1.75	8/15/2041	665,000	[a]	395,013
U.S. Treasury Bonds	1.88	2/15/2041	690,000		425,563
U.S. Treasury Bonds	1.88	2/15/2051	670,000		351,829
U.S. Treasury Bonds	1.88	11/15/2051	2,195,000		1,145,173
U.S. Treasury Bonds	2.00	8/15/2051	2,090,000		1,130,396
U.S. Treasury Bonds	2.00	2/15/2050	1,145,000		627,066
U.S. Treasury Bonds	2.00	11/15/2041	1,405,000		870,387

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Treasury Securities - 41.1% (continued)
U.S. Treasury Bonds	2.25	8/15/2049	1,525,000		891,053
U.S. Treasury Bonds	2.25	2/15/2052	1,125,000		647,798
U.S. Treasury Bonds	2.25	8/15/2046	875,000		524,453
U.S. Treasury Bonds	2.38	11/15/2049	640,000		384,675
U.S. Treasury Bonds	2.38	5/15/2051	3,275,000		1,951,823
U.S. Treasury Bonds	2.50	5/15/2046	1,230,000		779,921
U.S. Treasury Bonds	2.50	2/15/2045	560,000		361,539
U.S. Treasury Bonds	2.75	8/15/2042	175,000		122,534
U.S. Treasury Bonds	2.75	11/15/2042	847,000		590,485
U.S. Treasury Bonds	2.75	11/15/2047	1,445,000		951,216
U.S. Treasury Bonds	2.75	8/15/2047	1,375,000		906,318
U.S. Treasury Bonds	2.88	5/15/2049	2,361,000		1,585,190
U.S. Treasury Bonds	2.88	5/15/2052	1,290,000		861,176
U.S. Treasury Bonds	2.88	11/15/2046	300,000		204,100
U.S. Treasury Bonds	3.00	2/15/2047	1,265,000		879,447
U.S. Treasury Bonds	3.00	11/15/2044	1,512,000		1,074,229
U.S. Treasury Bonds	3.00	11/15/2045	205,000		144,125
U.S. Treasury Bonds	3.00	5/15/2045	65,000		45,967
U.S. Treasury Bonds	3.00	2/15/2048	960,000		662,888
U.S. Treasury Bonds	3.00	2/15/2049	1,295,000		891,678
U.S. Treasury Bonds	3.00	8/15/2052	960,000		658,725
U.S. Treasury Bonds	3.00	8/15/2048	875,000	[a]	602,913
U.S. Treasury Bonds	3.13	2/15/2042	85,000		63,770
U.S. Treasury Bonds	3.13	5/15/2048	1,250,000		883,740
U.S. Treasury Bonds	3.13	11/15/2041	40,000		30,103
U.S. Treasury Bonds	3.13	8/15/2044	591,000		430,518
U.S. Treasury Bonds	3.13	2/15/2043	160,000		118,409
U.S. Treasury Bonds	3.25	5/15/2042	460,000		350,445
U.S. Treasury Bonds	3.38	5/15/2044	515,000		392,094
U.S. Treasury Bonds	3.38	11/15/2048	1,450,000		1,073,566
U.S. Treasury Bonds	3.38	8/15/2042	475,000		367,670
U.S. Treasury Bonds	3.50	2/15/2039	640,000		529,675
U.S. Treasury Bonds	3.63	8/15/2043	835,000		666,320
U.S. Treasury Bonds	3.63	5/15/2053	520,000		405,438
U.S. Treasury Bonds	3.63	2/15/2044	1,838,000		1,459,989
U.S. Treasury Bonds	3.63	2/15/2053	300,000		233,813
U.S. Treasury Bonds	3.75	8/15/2041	1,250,000		1,034,985
U.S. Treasury Bonds	3.75	11/15/2043	1,575,000		1,278,826
U.S. Treasury Bonds	3.88	5/15/2043	770,000		639,641
U.S. Treasury Bonds	3.88	2/15/2043	755,000		627,889
U.S. Treasury Bonds	3.88	8/15/2040	135,000		114,750
U.S. Treasury Bonds	4.00	11/15/2052	560,000		468,125
U.S. Treasury Bonds	4.00	11/15/2042	375,000		318,010

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Treasury Securities - 41.1% (continued)
U.S. Treasury Bonds	4.13	8/15/2053	600,000		513,375
U.S. Treasury Bonds	4.25	5/15/2039	975,000		880,737
U.S. Treasury Bonds	4.25	11/15/2040	330,000		293,855
U.S. Treasury Bonds	4.38	11/15/2039	175,000		159,592
U.S. Treasury Bonds	4.38	8/15/2043	390,000		347,892
U.S. Treasury Bonds	4.38	5/15/2040	130,000		118,102
U.S. Treasury Bonds	4.38	5/15/2041	625,000		564,063
U.S. Treasury Bonds	4.50	2/15/2036	250,000	[a]	241,113
U.S. Treasury Bonds	4.50	5/15/2038	550,000		517,559
U.S. Treasury Bonds	4.75	2/15/2037	100,000		98,195
U.S. Treasury Bonds	4.75	2/15/2041	1,185,000		1,122,001
U.S. Treasury Bonds	5.00	5/15/2037	205,000		205,472
U.S. Treasury Bonds	5.25	2/15/2029	265,000	[a]	269,068
U.S. Treasury Bonds	5.25	11/15/2028	145,000		147,419
U.S. Treasury Bonds	6.00	2/15/2026	185,000		188,888
U.S. Treasury Bonds	6.13	11/15/2027	885,000	[a]	925,171
U.S. Treasury Bonds	6.25	5/15/2030	115,000		123,549
U.S. Treasury Bonds	6.75	8/15/2026	215,000		225,145
U.S. Treasury Bonds	7.50	11/15/2024	1,095,000		1,118,709
U.S. Treasury Notes	0.25	8/31/2025	1,700,000		1,556,828
U.S. Treasury Notes	0.25	6/30/2025	265,000		244,457
U.S. Treasury Notes	0.25	10/31/2025	750,000		682,090
U.S. Treasury Notes	0.25	9/30/2025	180,000		164,341
U.S. Treasury Notes	0.38	12/31/2025	1,120,000		1,015,000
U.S. Treasury Notes	0.38	1/31/2026	730,000		658,854
U.S. Treasury Notes	0.38	4/30/2025	1,143,000		1,063,972
U.S. Treasury Notes	0.38	9/30/2027	520,000		437,491
U.S. Treasury Notes	0.38	11/30/2025	345,000		313,505
U.S. Treasury Notes	0.38	7/31/2027	950,000		805,125
U.S. Treasury Notes	0.50	10/31/2027	240,000		202,266
U.S. Treasury Notes	0.50	2/28/2026	400,000		360,938
U.S. Treasury Notes	0.50	6/30/2027	120,000		102,586
U.S. Treasury Notes	0.63	12/31/2027	170,000		143,099
U.S. Treasury Notes	0.63	5/15/2030	3,000,000		2,287,617
U.S. Treasury Notes	0.63	8/15/2030	3,931,000		2,970,208
U.S. Treasury Notes	0.63	11/30/2027	2,190,000		1,849,267
U.S. Treasury Notes	0.63	7/31/2026	1,585,000		1,412,569
U.S. Treasury Notes	0.75	8/31/2026	2,475,000		2,205,844
U.S. Treasury Notes	0.75	3/31/2026	3,135,000		2,840,114
U.S. Treasury Notes	0.75	11/15/2024	2,350,000		2,239,865
U.S. Treasury Notes	0.88	11/15/2030	3,940,000		3,013,023
U.S. Treasury Notes	0.88	9/30/2026	1,450,000		1,294,805
U.S. Treasury Notes	1.00	7/31/2028	1,445,000		1,210,244

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Treasury Securities - 41.1% (continued)
U.S. Treasury Notes	1.00	12/15/2024	2,255,000		2,148,328
U.S. Treasury Notes	1.13	10/31/2026	3,000,000		2,688,398
U.S. Treasury Notes	1.13	1/15/2025	305,000		290,179
U.S. Treasury Notes	1.13	8/31/2028	1,915,000		1,609,311
U.S. Treasury Notes	1.13	2/15/2031	4,435,000		3,435,566
U.S. Treasury Notes	1.13	2/29/2028	3,070,000		2,626,769
U.S. Treasury Notes	1.25	6/30/2028	165,000		140,337
U.S. Treasury Notes	1.25	12/31/2026	2,180,000		1,951,781
U.S. Treasury Notes	1.25	11/30/2026	1,910,000		1,713,330
U.S. Treasury Notes	1.25	5/31/2028	2,750,000		2,345,342
U.S. Treasury Notes	1.25	3/31/2028	2,495,000		2,139,950
U.S. Treasury Notes	1.25	4/30/2028	280,000		239,608
U.S. Treasury Notes	1.38	10/31/2028	2,050,000		1,734,612
U.S. Treasury Notes	1.38	11/15/2031	4,050,000		3,109,166
U.S. Treasury Notes	1.50	2/15/2030	640,000		523,350
U.S. Treasury Notes	1.50	11/30/2024	1,275,000		1,222,769
U.S. Treasury Notes	1.50	1/31/2027	425,000		382,268
U.S. Treasury Notes	1.63	9/30/2026	239,000		218,125
U.S. Treasury Notes	1.63	11/30/2026	1,180,000	[a]	1,071,034
U.S. Treasury Notes	1.63	5/15/2031	3,630,000		2,891,096
U.S. Treasury Notes	1.63	5/15/2026	1,000,000		921,250
U.S. Treasury Notes	1.63	8/15/2029	1,680,000		1,408,772
U.S. Treasury Notes	1.75	3/15/2025	1,630,000		1,554,676
U.S. Treasury Notes	1.75	1/31/2029	590,000		505,049
U.S. Treasury Notes	1.88	2/15/2032	3,335,000		2,650,934
U.S. Treasury Notes	1.88	2/28/2027	2,325,000		2,112,208
U.S. Treasury Notes	1.88	6/30/2026	1,746,000		1,615,459
U.S. Treasury Notes	2.00	11/15/2026	2,015,000		1,851,832
U.S. Treasury Notes	2.00	2/15/2025	3,065,000		2,940,065
U.S. Treasury Notes	2.00	8/15/2025	1,988,000		1,882,504
U.S. Treasury Notes	2.13	5/15/2025	1,460,000		1,394,072
U.S. Treasury Notes	2.13	5/31/2026	875,000		815,767
U.S. Treasury Notes	2.25	11/15/2024	1,000,000		967,978
U.S. Treasury Notes	2.25	11/15/2027	2,105,000		1,904,449
U.S. Treasury Notes	2.25	2/15/2027	1,510,000		1,390,793
U.S. Treasury Notes	2.25	11/15/2025	500,000		473,047
U.S. Treasury Notes	2.25	3/31/2026	2,410,000		2,262,482
U.S. Treasury Notes	2.25	8/15/2027	2,345,000		2,133,400
U.S. Treasury Notes	2.38	5/15/2027	1,875,000		1,723,242
U.S. Treasury Notes	2.38	4/30/2026	196,200		184,428
U.S. Treasury Notes	2.50	1/31/2025	1,435,000		1,386,401
U.S. Treasury Notes	2.50	3/31/2027	1,500,000		1,389,551
U.S. Treasury Notes	2.63	3/31/2025	295,000		284,479

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Treasury Securities - 41.1% (continued)
U.S. Treasury Notes	2.63	4/15/2025	345,000		332,474
U.S. Treasury Notes	2.63	2/15/2029	1,950,000		1,746,469
U.S. Treasury Notes	2.63	1/31/2026	475,000	[a]	451,120
U.S. Treasury Notes	2.75	4/30/2027	965,000	[a]	899,410
U.S. Treasury Notes	2.75	5/15/2025	1,400,000		1,349,359
U.S. Treasury Notes	2.75	7/31/2027	905,000		839,423
U.S. Treasury Notes	2.75	2/15/2028	2,320,000		2,132,225
U.S. Treasury Notes	2.75	8/15/2032	3,655,000		3,092,473
U.S. Treasury Notes	2.88	6/15/2025	1,670,000		1,610,506
U.S. Treasury Notes	2.88	5/15/2032	3,500,000		3,003,848
U.S. Treasury Notes	2.88	5/31/2025	1,000,000		965,273
U.S. Treasury Notes	2.88	7/31/2025	1,726,000		1,660,938
U.S. Treasury Notes	2.88	4/30/2029	1,285,000		1,160,265
U.S. Treasury Notes	2.88	4/30/2025	245,000		236,750
U.S. Treasury Notes	3.00	7/15/2025	480,000		463,238
U.S. Treasury Notes	3.00	9/30/2025	285,000		274,179
U.S. Treasury Notes	3.13	8/15/2025	1,795,000		1,733,893
U.S. Treasury Notes	3.13	8/31/2027	2,100,000		1,972,359
U.S. Treasury Notes	3.13	11/15/2028	1,095,000		1,009,838
U.S. Treasury Notes	3.25	6/30/2029	885,000		812,644
U.S. Treasury Notes	3.25	6/30/2027	2,190,000		2,071,860
U.S. Treasury Notes	3.38	5/15/2033	940,000	[a]	831,313
U.S. Treasury Notes	3.50	1/31/2030	415,000		383,413
U.S. Treasury Notes	3.50	1/31/2028	1,125,000		1,066,860
U.S. Treasury Notes	3.50	2/15/2033	500,000		447,656
U.S. Treasury Notes	3.50	4/30/2028	1,125,000		1,064,663
U.S. Treasury Notes	3.50	4/30/2030	930,000		857,089
U.S. Treasury Notes	3.50	9/15/2025	775,000		752,810
U.S. Treasury Notes	3.63	5/15/2026	990,000		959,024
U.S. Treasury Notes	3.63	3/31/2028	1,115,000		1,061,384
U.S. Treasury Notes	3.63	5/31/2028	2,800,000	[a]	2,662,953
U.S. Treasury Notes	3.75	4/15/2026	1,045,000		1,015,773
U.S. Treasury Notes	3.75	6/30/2030	1,250,000		1,167,285
U.S. Treasury Notes	3.88	11/30/2027	1,145,000	[a]	1,103,270
U.S. Treasury Notes	3.88	12/31/2029	1,750,000		1,652,861
U.S. Treasury Notes	3.88	3/31/2025	200,000		196,285
U.S. Treasury Notes	3.88	4/30/2025	1,095,000		1,073,913
U.S. Treasury Notes	3.88	9/30/2029	610,000		577,451
U.S. Treasury Notes	3.88	1/15/2026	1,045,000		1,020,263
U.S. Treasury Notes	3.88	8/15/2033	1,930,000	[a]	1,776,655
U.S. Treasury Notes	3.88	12/31/2027	1,135,000		1,093,191
U.S. Treasury Notes	4.00	2/15/2026	1,035,000		1,012,642
U.S. Treasury Notes	4.00	7/31/2030	860,000		814,749

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Treasury Securities - 41.1% (continued)
U.S. Treasury Notes	4.00	6/30/2028	1,800,000		1,737,879
U.S. Treasury Notes	4.00	12/15/2025	750,000		734,326
U.S. Treasury Notes	4.00	2/29/2028	2,315,000		2,239,039
U.S. Treasury Notes	4.00	10/31/2029	395,000		376,222
U.S. Treasury Notes	4.00	2/28/2030	505,000		479,711
U.S. Treasury Notes	4.13	7/31/2028	885,000	[a]	858,623
U.S. Treasury Notes	4.13	6/15/2026	985,000	[a]	965,454
U.S. Treasury Notes	4.13	8/31/2030	880,000	[a]	839,575
U.S. Treasury Notes	4.13	1/31/2025	2,395,000		2,360,619
U.S. Treasury Notes	4.13	10/31/2027	1,605,000		1,561,678
U.S. Treasury Notes	4.13	9/30/2027	965,000		939,405
U.S. Treasury Notes	4.13	11/15/2032	1,830,000		1,724,346
U.S. Treasury Notes	4.25	12/31/2024	820,000		809,590
U.S. Treasury Notes	4.25	10/15/2025	1,175,000		1,156,778
U.S. Treasury Notes	4.25	5/31/2025	1,040,000	[a]	1,025,131
U.S. Treasury Notes	4.38	8/15/2026	1,025,000		1,010,426
U.S. Treasury Notes	4.38	8/31/2028	1,125,000		1,103,643
U.S. Treasury Notes	4.50	11/30/2024	1,515,000	[a]	1,500,105
U.S. Treasury Notes	4.50	7/15/2026	985,000		974,304
U.S. Treasury Notes	4.63	9/15/2026	1,065,000		1,057,262
U.S. Treasury Notes	4.63	9/30/2030	1,200,000		1,179,938
U.S. Treasury Notes	4.63	10/15/2026	1,045,000		1,037,285
U.S. Treasury Notes	4.63	9/30/2028	1,185,000	[a]	1,174,354
U.S. Treasury Notes	4.63	3/15/2026	1,600,000		1,587,000
U.S. Treasury Notes	4.63	2/28/2025	1,265,000		1,254,228
U.S. Treasury Notes	4.63	6/30/2025	1,035,000	[a]	1,026,267
U.S. Treasury Notes	4.75	7/31/2025	1,030,000		1,023,361
U.S. Treasury Notes	4.88	10/31/2030	2,200,000		2,195,875
U.S. Treasury Notes	4.88	10/31/2028	900,000		901,969
U.S. Treasury Notes	5.00	9/30/2025	1,280,000		1,277,750
U.S. Treasury Notes	5.00	8/31/2025	1,100,000	[a]	1,097,766
U.S. Treasury Notes	5.00	10/31/2025	1,160,000		1,158,641
				228,258,456
Utilities - 2.2%
AEP Texas, Inc., Sr. Unscd. Notes, Ser. H	3.45	1/15/2050	200,000		121,682
Alabama Power Co., Sr. Unscd. Notes	3.13	7/15/2051	150,000		87,192
Alabama Power Co., Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	100,000		66,897
Ameren Illinois Co., First Mortgage Bonds	1.55	11/15/2030	200,000		149,680
Ameren Illinois Co., First Mortgage Bonds	4.50	3/15/2049	100,000		78,506

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Utilities - 2.2% (continued)
American Water Capital Corp., Sr. Unscd. Notes	3.75	9/1/2047	110,000	75,433
Arizona Public Service Co., Sr. Unscd. Notes	4.25	3/1/2049	250,000	172,453
Atmos Energy Corp., Sr. Unscd. Notes	1.50	1/15/2031	300,000	221,751
Atmos Energy Corp., Sr. Unscd. Notes	5.90	11/15/2033	200,000	197,209
Atmos Energy Corp., Sr. Unscd. Notes	6.20	11/15/2053	200,000	194,326
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	3.80	7/15/2048	200,000	131,962
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	5.15	11/15/2043	250,000	210,785
Commonwealth Edison Co., First Mortgage Bonds	4.00	3/1/2049	250,000	177,944
Consolidated Edison Company of New York, Inc., Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000	195,426
Constellation Energy Generation LLC, Sr. Unscd. Notes	6.25	10/1/2039	200,000	185,626
Consumers Energy Co., First Mortgage Bonds	2.65	8/15/2052	58,000	31,634
Consumers Energy Co., First Mortgage Bonds	4.90	2/15/2029	100,000	96,667
Dominion Energy, Inc., Sr. Unscd. Notes, Ser. A	1.45	4/15/2026	200,000	179,914
Dominion Energy, Inc., Sr. Unscd. Notes, Ser. C	3.38	4/1/2030	200,000	168,305
Dominion Energy, Inc., Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000	97,727
DTE Electric Co., First Mortgage Bonds	2.95	3/1/2050	100,000	57,855
DTE Electric Co., First Mortgage Bonds, Ser. C	2.63	3/1/2031	150,000	120,986
Duke Energy Carolinas LLC, First Mortgage Bonds	2.45	2/1/2030	200,000	164,330
Duke Energy Carolinas LLC, First Mortgage Bonds	3.20	8/15/2049	200,000	119,976
Duke Energy Corp., Sr. Unscd. Notes	4.50	8/15/2032	200,000	174,795
Duke Energy Florida LLC, First Mortgage Bonds	6.40	6/15/2038	150,000	149,086
Duke Energy Ohio, Inc., First Mortgage Bonds	5.65	4/1/2053	200,000	177,576
Duke Energy Progress NC Storm Funding LLC, Sr. Scd. Notes, Ser. A2	2.39	7/1/2037	150,000	110,989

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Utilities - 2.2% (continued)
Emera US Finance LP, Gtd. Notes	4.75	6/15/2046	100,000		69,979
Entergy Louisiana LLC, First Mortgage Bonds	1.60	12/15/2030	200,000		147,336
Entergy Texas, Inc., First Mortgage Bonds	5.80	9/1/2053	100,000		89,542
Evergy Kansas Central, Inc., First Mortgage Bonds	3.45	4/15/2050	150,000		93,365
Evergy Metro, Inc., Mortgage Bonds	4.95	4/15/2033	100,000		91,358
Florida Power & Light Co., First Mortgage Bonds	3.99	3/1/2049	200,000		143,453
Florida Power & Light Co., First Mortgage Bonds	4.05	10/1/2044	200,000		149,257
Georgia Power Co., Sr. Unscd. Notes	3.25	3/30/2027	250,000		230,037
Hydro-Quebec, Govt. Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000		23,930
Idaho Power Co., First Mortgage Notes, Ser. K	4.20	3/1/2048	217,000		158,656
Indiana Michigan Power Co., Sr. Unscd. Notes	6.05	3/15/2037	300,000		289,288
Interstate Power & Light Co., Sr. Unscd. Debs.	3.70	9/15/2046	150,000		96,501
Interstate Power & Light Co., Sr. Unscd. Notes	4.10	9/26/2028	150,000		139,031
National Rural Utilities Cooperative Finance Corp., Scd. Notes	4.15	12/15/2032	200,000		172,609
National Rural Utilities Cooperative Finance Corp., Sr. Unscd. Notes	4.45	3/13/2026	100,000		97,490
NextEra Energy Capital Holdings, Inc., Gtd. Debs.	5.65	5/1/2079	150,000		133,306
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.90	2/28/2028	100,000		95,610
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.00	2/28/2030	100,000		93,458
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.05	2/28/2033	100,000	[a]	90,820
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.25	2/28/2053	30,000		24,379
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.75	9/1/2025	100,000		99,567
NiSource, Inc., Sr. Unscd. Notes	0.95	8/15/2025	500,000		456,998
NiSource, Inc., Sr. Unscd. Notes	1.70	2/15/2031	300,000		219,898
Oncor Electric Delivery Co. LLC, Sr. Scd. Notes	4.95	9/15/2052	200,000		164,500
Oncor Electric Delivery Co. LLC, Sr. Scd. Notes	5.75	3/15/2029	170,000		171,430

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Utilities - 2.2% (continued)
Pacific Gas & Electric Co., First Mortgage Bonds	3.15	1/1/2026	310,000	287,031
Pacific Gas & Electric Co., First Mortgage Bonds	4.50	7/1/2040	215,000	152,785
Pacific Gas & Electric Co., First Mortgage Bonds	4.95	7/1/2050	245,000	171,233
PacifiCorp, First Mortgage Bonds	4.15	2/15/2050	150,000	100,711
PECO Energy Co., First Mortgage Bonds	2.85	9/15/2051	200,000	110,647
PG&E Wildfire Recovery Funding LLC, Sr. Scd. Bonds, Ser. A2	4.72	6/1/2037	100,000	90,181
PG&E Wildfire Recovery Funding LLC, Sr. Scd. Bonds, Ser. A4	5.21	12/1/2047	100,000	85,767
PPL Electric Utilities Corp., First Mortgage Bonds	3.00	10/1/2049	100,000	59,359
Progress Energy, Inc., Sr. Unscd. Notes	7.75	3/1/2031	280,000	299,174
Public Service Electric & Gas Co., First Mortgage Bonds	5.45	8/1/2053	100,000	90,373
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	0.80	8/15/2025	150,000	137,257
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	1.60	8/15/2030	200,000	150,249
Puget Sound Energy, Inc., Sr. Scd. Notes	3.25	9/15/2049	150,000	90,053
San Diego Gas & Electric Co., First Mortgage Bonds	4.95	8/15/2028	100,000	96,463
San Diego Gas & Electric Co., First Mortgage Bonds, Ser. UUU	3.32	4/15/2050	100,000	60,046
San Diego Gas & Electric Co., Sr. Scd. Bonds, Ser. VVV	1.70	10/1/2030	100,000	75,665
Sempra, Sr. Unscd. Notes	4.00	2/1/2048	50,000	34,188
Southern California Edison Co., First Mortgage Bonds	5.95	11/1/2032	200,000	195,452
Southern California Edison Co., First Mortgage Bonds	3.65	2/1/2050	300,000	190,819
Southern California Edison Co., Sr. Unscd. Notes	6.65	4/1/2029	200,000	202,638
Southern Co. Gas Capital Corp., Gtd. Notes, Ser. 21A	3.15	9/30/2051	200,000	112,687
Southernwestern Public Service Co., First Mortgage Bonds	3.40	8/15/2046	350,000	212,730
Southwestern Electric Power Co., Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	150,000	137,520
Tampa Electric Co., Sr. Unscd. Notes	4.35	5/15/2044	100,000	73,955

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Utilities - 2.2% (continued)
Tucson Electric Power Co., Sr. Unscd. Notes	4.00	6/15/2050	150,000		100,490
Virginia Electric & Power Co., Sr. Unscd. Notes	5.30	8/15/2033	100,000		92,700
Virginia Electric & Power Co., Sr. Unscd. Notes, Ser. B	3.75	5/15/2027	300,000		281,385
Virginia Electric & Power Co., Sr. Unscd. Notes, Ser. C	4.63	5/15/2052	100,000		75,897
Washington Gas Light Co., Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	150,000		98,149
WEC Energy Group, Inc., Sr. Unscd. Notes	5.15	10/1/2027	200,000		195,234
Wisconsin Electric Power Co., Sr. Unscd. Debs.	4.75	9/30/2032	200,000	[a]	184,272
Xcel Energy, Inc., Sr. Unscd. Notes	5.45	8/15/2033	100,000	[a]	93,239
Xcel Energy, Inc., Sr. Unscd. Notes	6.50	7/1/2036	200,000		199,627
				11,996,486
Total Bonds and Notes (cost $639,787,653)			557,870,518
	1-Day Yield (%)		Shares
Investment Companies - 5.0%
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $28,005,579)	5.40		28,005,579	[f]	28,005,579

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,065,980)	5.40	8,065,980	[f] 8,065,980
Total Investments (cost $675,859,212)		106.9%	593,942,077
Liabilities, Less Cash and Receivables		(6.9%)	(38,588,794)
Net Assets		100.0%	555,353,283

a Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $26,428,017 and the value of the collateral was $28,229,953, consisting of cash collateral of $8,065,980 and U.S. Government & Agency securities valued at $20,163,973. In addition, the value of collateral may include pending sales that are also on loan.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, these securities were valued at $278,297 or .05% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Purchased on a forward commitment basis.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	45.6
Mortgage Securities	29.6
Financial	8.5
Investment Companies	6.4
Consumer, Non-cyclical	4.6
Communications	2.2
Utilities	2.2
Technology	1.9
Energy	1.7
Consumer, Cyclical	1.6
Industrial	1.6
Basic Materials	.6
Asset Backed Securities	.4
Banks	.0
106.9

† Based on net assets.

See notes to financial statements.

TBA Sale Commitments
Description	Principal Amount ($)		Value ($)
Bonds and Notes - 1.2%
U.S. Government Agencies Mortgage-Backed - 1.2%
Federal National Mortgage Association
1.50%	(1,275,000)	[a]	(886,690)
2.50%	(1,000,000)	[a]	(871,371)
3.00%	(3,650,000)	[a]	(2,934,761)
3.50%	(875,000)	[a]	(728,829)
Government National Mortgage Association II
3.00%	(1,075,000)		(886,045)
3.50%	(400,000)		(340,966)
Total Sale Commitments (proceeds $6,881,064)		(6,648,662)

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.0%	39,615,011	156,604,207	(168,213,639)	28,005,579	1,771,144
Investment of Cash Collateral for Securities Loaned - 1.4%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.4%	-	33,700,489	(25,634,509)	8,065,980	21,091	†††

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers (continued)
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - 1.4%†† (continued)
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	5,463,708	62,682,547	(68,146,255)	-	56,941	†††
Total - 6.4%	45,078,719	252,987,243	(261,994,403)	36,071,559	1,849,176

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $26,428,017)—Note 1(c):
Unaffiliated issuers	639,787,653	557,870,518
Affiliated issuers	36,071,559	36,071,559
Receivable for investment securities sold		20,293,778
Dividends, interest and securities lending income receivable		4,225,519
Receivable for shares of Common Stock subscribed		589,322
		619,050,696
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		108,810
Cash overdraft due to Custodian		173,307
Payable for investment securities purchased		48,042,082
Liability for securities on loan—Note 1(c)		8,065,980
TBA sale commitments, at value (proceeds $6,881,064)—Note 4		6,648,662
Payable for shares of Common Stock redeemed		654,752
Directors’ fees and expenses payable		3,820
		63,697,413
Net Assets ($)		555,353,283
Composition of Net Assets ($):
Paid-in capital		677,182,983
Total distributable earnings (loss)		(121,829,700)
Net Assets ($)		555,353,283

Net Asset Value Per Share	Class I	Investor Shares
Net Assets ($)	346,431,458	208,921,825
Shares Outstanding	40,996,986	24,732,695
Net Asset Value Per Share ($)	8.45	8.45

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Interest (net of $31 foreign taxes withheld at source)	19,951,359
Dividends from affiliated issuers	1,771,144
Income from securities lending—Note 1(c)	78,032
Total Income	21,800,535
Expenses:
Management fee—Note 3(a)	950,233
Distribution fees—Note 3(b)	551,165
Directors’ fees—Note 3(a,c)	84,000
Loan commitment fees—Note 2	15,845
Total Expenses	1,601,243
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(84,000)
Net Expenses	1,517,243
Net Investment Income	20,283,292
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(17,364,474)
Net change in unrealized appreciation (depreciation) on investments	628,919
Net Realized and Unrealized Gain (Loss) on Investments	(16,735,555)
Net Increase in Net Assets Resulting from Operations	3,547,737

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	20,283,292	15,712,856
Net realized gain (loss) on investments	(17,364,474)	(20,538,558)
Net change in unrealized appreciation (depreciation) on investments	628,919	(121,776,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,547,737	(126,602,134)
Distributions ($):
Distributions to shareholders:
Class I	(13,440,827)	(18,017,721)
Investor Shares	(6,649,340)	(7,010,349)
Total Distributions	(20,090,167)	(25,028,070)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	96,871,151	174,463,217
Investor Shares	54,214,174	70,680,691
Distributions reinvested:
Class I	11,784,299	15,834,214
Investor Shares	6,473,673	6,732,966
Cost of shares redeemed:
Class I	(175,274,645)	(397,717,134)
Investor Shares	(56,740,073)	(96,114,531)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(62,671,421)	(226,120,577)
Total Increase (Decrease) in Net Assets	(79,213,851)	(377,750,781)
Net Assets ($):
Beginning of Period	634,567,134	1,012,317,915
End of Period	555,353,283	634,567,134
Capital Share Transactions (Shares):
Class Ia
Shares sold	10,784,920	17,902,867
Shares issued for distributions reinvested	1,319,374	1,586,879
Shares redeemed	(19,635,022)	(39,611,422)
Net Increase (Decrease) in Shares Outstanding	(7,530,728)	(20,121,676)
Investor Shares[a]
Shares sold	6,070,059	7,319,581
Shares issued for distributions reinvested	725,607	679,824
Shares redeemed	(6,365,839)	(9,657,071)
Net Increase (Decrease) in Shares Outstanding	429,827	(1,657,666)

[a]	During the period ended October 31, 2023, 783 Class Investor shares representing $6,925 were exchanged for 783 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

50

60

Class I Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	8.71	10.70	11.01	10.64	9.83
Investment Operations:
Net investment income[a]	.29	.21	.19	.24	.28
Net realized and unrealized gain (loss) on investments	(.26)	(1.88)	(.25)	.40	.82
Total from Investment Operations	.03	(1.67)	(.06)	.64	1.10
Distributions:
Dividends from net investment income	(.29)	(.22)	(.21)	(.27)	(.29)
Dividends from net realized gain on investments	-	(.10)	(.04)	-	(.00)[b]
Total Distributions	(.29)	(.32)	(.25)	(.27)	(.29)
Net asset value, end of period	8.45	8.71	10.70	11.01	10.64
Total Return (%)	.24	(15.94)	(.51)	6.02	11.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.17	.16	.16	.16	.16
Ratio of net expenses to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	3.28	2.15	1.71	2.23	2.74
Portfolio Turnover Rate[c]	160.90	248.23	183.21	133.65	125.67
Net Assets, end of period ($ x 1,000)	346,431	422,862	734,596	897,174	815,817

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2023, 2022, 2021, 2020 and 2019 were 95.89%, 143.06%, 145.54%, 113.32% and 90.56%, respectively.

See notes to financial statements.

Investor Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	8.71	10.70	11.00	10.64	9.83
Investment Operations:
Net investment income[a]	.27	.19	.16	.22	.26
Net realized and unrealized gain (loss) on investments	(.26)	(1.88)	(.24)	.38	.82
Total from Investment Operations	.01	(1.69)	(.08)	.60	1.08
Distributions:
Dividends from net investment income	(.27)	(.20)	(.18)	(.24)	(.27)
Dividends from net realized gain on investments	-	(.10)	(.04)	-	(.00)[b]
Total Distributions	(.27)	(.30)	(.22)	(.24)	(.27)
Net asset value, end of period	8.45	8.71	10.70	11.00	10.64
Total Return (%)	(.02)	(16.15)	(.67)	5.67	11.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.42	.41	.41	.41	.41
Ratio of net expenses to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	3.05	1.91	1.46	2.01	2.51
Portfolio Turnover Rate[c]	160.90	248.23	183.21	133.65	125.67
Net Assets, end of period ($ x 1,000)	208,922	211,706	277,722	335,180	342,772

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2023, 2022, 2021, 2020 and 2019 were 95.89%, 143.06%, 145.54%, 113.32% and 90.56%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Bond Market Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg U.S. Aggregate Bond Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class I and Investor. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

NOTES TO FINANCIAL STATEMENTS (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	2,414,252	-	2,414,252
Commercial Mortgage-Backed	-	5,563,133	-	5,563,133
Corporate Bonds	-	146,825,855	-	146,825,855
Foreign Governmental	-	6,626,308	-	6,626,308
Investment Companies	36,071,559	-	-	36,071,559
Municipal Securities	-	3,927,438	-	3,927,438
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	4,892,651	-	4,892,651
U.S. Government Agencies Mortgage-Backed	-	153,241,732	-	153,241,732
U.S. Government Agencies Obligations	-	6,120,693	-	6,120,693
U.S. Treasury Securities	-	228,258,456	-	228,258,456
Liabilities ($)
Investments in Securities:†
U.S. Government Agencies Mortgage-Backed	-	(6,648,662)	-	(6,648,662)

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $10,630 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

NOTES TO FINANCIAL STATEMENTS (continued)

Mortgage-Related Securities Risk: Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield and/or cause the fund’s share price to fall. When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $263,232, accumulated capital losses $38,082,492 and unrealized depreciation $84,010,440.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $23,947,938 of short-term capital losses and $14,134,554 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $20,090,167 and $16,878,725, and long-term capital gains $0 and $8,149,345, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro

NOTES TO FINANCIAL STATEMENTS (continued)

rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment management agreement may not be amended without the approval of the fund’s shareholders. During the period ended October 31, 2023, fees reimbursed by the Adviser amounted to $84,000.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2023, Investor shares were charged $551,165 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $71,274 and Distribution Plan fees of $44,536, which are offset against an expense reimbursement currently in effect in the amount of $7,000.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2023, amounted to $1,011,268,073 and $1,066,868,794, respectively, of which $408,619,957 in purchases and $408,296,101 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended October 31, 2023, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments. The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023, the cost of investments for federal income tax purposes was $678,185,056; accordingly, accumulated net unrealized depreciation on investments was $84,010,577 consisting of $514,027 gross unrealized appreciation and $84,524,604 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of BNY Mellon Bond Market Index Fund and Board of Directors of BNY Mellon Investment Funds IV, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Bond Market Index Fund (the Fund), a series of BNY Mellon Investment Funds IV, Inc., including the statement of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 92.07% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (74)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Bond Market Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class I: DBIRX Investor: DBMIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0310AR1023

BNY Mellon Institutional S&P 500 Stock Index Fund

ANNUAL REPORT October 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, portfolio managers.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, the BNY Mellon Institutional S&P 500 Stock Index Fund’s (the “fund”) Class I shares produced a total return of 9.87%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 10.13% for the same period.2

Large-cap equities gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate Index performance, the fund’s portfolio managers use a passive management approach and generally purchase all the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Equities Gain Ground as Inflation Eases

Large-cap U.S. equities gained ground during the reporting period as interest-rate hikes implemented by the Fed gained traction in the fight against inflation. Inflation decreased from more than 7% annually in November 2022 to between 3% and 4% from June through September 2023, while the federal funds rate rose by more than 2% to a range of 5.25%–5.50%. Counter to expectations, despite the rise in interest rates, economic growth remained relatively strong, bolstered by robust consumer spending. As a result, investor expectations turned to hopes for a “soft landing,” in which the Fed would bring inflation under control without triggering a serious recession. Growth-oriented stocks performed particularly well in this environment, with market strength led by mega-cap technology-related names leveraged to advances in artificial intelligence (“AI”). Value-oriented and interest-rate-sensitive stocks underperformed, with the utilities, real estate and health care sectors lagging the Index by the widest margin.

Market sentiment shifted during the last three months of the period, as hawkish comments from the Fed dashed hopes that the central bank might soon reverse course and begin to reduce interest rates. As investors absorbed the increasing likelihood that rates would remain higher for longer, stocks lost some of their earlier gains.

2

Growth-Oriented Technology Shares Lead Markets Higher

Communication services stocks produced the strongest returns in the Index, led by fast-growing technology-centric companies such as Meta Platforms, Inc., Cl. A and Netflix, Inc., as investors’ risk appetites increased. The information technology sector, with an abundance of growth-oriented technology companies, outperformed as well, with notably strong returns from AI-related semiconductor manufacturers, such as NVIDIA Corp. and Broadcom, Inc. The consumer discretionary sector, leveraged to robust consumer spending, also produced relatively strong returns, with leading names including residential construction company PulteGroup, Inc., cruise line operator Royal Caribbean Cruises, Ltd. and travel services provider Booking Holdings, Inc.

Conversely, the utilities sector came under pressure as rising interest rates undermined the appeal of high yielding stocks. Notable underperformers included The AES Corp. and Dominion Energy, Inc. Real estate stocks, such as Extra Space Storage, Inc. and Alexandria Real Estate Equities, Inc. lost ground as rising mortgage rates impacted the residential market, while underused office space hurt commercial property values. Finally, health care lagged as demand for COVID-19 vaccines and treatments slowed as the pandemic waned, driving share price contraction for companies such as Insulet Corp., Illumina, Inc. and Moderna, Inc.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations, but the Index does not. Such holdings helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

Although the Fed may not raise rates further in the coming months, the impact of recent rate hikes is likely to continue rippling through the economy for some time to come. Time will tell if the rate increases already imposed can bring inflation down to the Fed’s target of 2%, and if the economy can continue to grow despite the impact of higher borrowing costs for consumers and businesses alike.

However developments unfold, in seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. As always, we continue to monitor factors that affect the fund’s investments.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

November 15, 2023

¹  Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

²  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund Class I shares with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Class I shares of BNY Mellon Institutional S&P 500 Stock Index Fund on 10/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2023
	1 Year	5 Years	10 Years
BNY Mellon Institutional S&P 500 Stock Index Fund	9.87%	10.80%	10.96%
S&P 500® Index	10.13%	11.01%	11.17%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

Expenses paid per $1,000†	$1.07
Ending value (after expenses)	$1,012.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

Expenses paid per $1,000†	$1.07
Ending value (after expenses)	$1,024.15
†	Expenses are equal to the fund’s annualized expense ratio of .21%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2023

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - 1.9%
Aptiv PLC	14,410	[a]	1,256,552
BorgWarner, Inc.	12,099		446,453
Ford Motor Co.	201,528		1,964,898
General Motors Co.	69,923		1,971,829
Tesla, Inc.	140,689	[a]	28,255,979
			33,895,711
Banks - 2.9%
Bank of America Corp.	352,228		9,277,686
Citigroup, Inc.	98,113		3,874,482
Citizens Financial Group, Inc.	24,093		564,499
Comerica, Inc.	6,918		272,569
Fifth Third Bancorp	34,903		827,550
Huntington Bancshares, Inc.	73,866		712,807
JPMorgan Chase & Co.	148,062		20,589,502
KeyCorp	48,222		492,829
M&T Bank Corp.	8,421		949,468
Regions Financial Corp.	48,212		700,520
The PNC Financial Services Group, Inc.	20,253		2,318,361
Truist Financial Corp.	68,279		1,936,392
U.S. Bancorp	79,229		2,525,821
Wells Fargo & Co.	186,411		7,413,565
Zions Bancorp NA	7,767		239,612
			52,695,663
Capital Goods - 5.5%
3M Co.	28,123		2,557,787
A.O. Smith Corp.	6,274		437,674
Allegion PLC	4,449		437,604
AMETEK, Inc.	11,827		1,664,887
Axon Enterprise, Inc.	3,571	[a]	730,234
Carrier Global Corp.	42,564		2,028,600
Caterpillar, Inc.	25,991		5,875,266
Cummins, Inc.	7,217		1,561,037
Deere & Co.	13,892		5,075,581
Dover Corp.	7,093		921,735
Eaton Corp. PLC	20,329		4,226,602
Emerson Electric Co.	29,098		2,588,849
Fastenal Co.	29,287		1,708,604
Fortive Corp.	17,935		1,170,797
Generac Holdings, Inc.	3,174	[a]	266,838
General Dynamics Corp.	11,540		2,784,717
General Electric Co.	55,452		6,023,751

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Capital Goods - 5.5% (continued)
Honeywell International, Inc.	33,828		6,199,319
Howmet Aerospace, Inc.	19,952		879,883
Hubbell, Inc.	2,467		666,337
Huntington Ingalls Industries, Inc.	2,050		450,631
IDEX Corp.	3,875		741,714
Illinois Tool Works, Inc.	14,020		3,142,162
Ingersoll Rand, Inc.	20,730		1,257,896
Johnson Controls International PLC	34,874		1,709,523
L3Harris Technologies, Inc.	9,592		1,720,901
Lockheed Martin Corp.	11,419		5,191,534
Masco Corp.	11,492		598,618
Nordson Corp.	2,724		579,095
Northrop Grumman Corp.	7,246		3,415,982
Otis Worldwide Corp.	21,107		1,629,671
PACCAR, Inc.	26,578		2,193,482
Parker-Hannifin Corp.	6,577		2,426,321
Pentair PLC	8,348		485,186
Quanta Services, Inc.	7,443		1,243,874
Rockwell Automation, Inc.	5,888		1,547,425
RTX Corp.	74,157		6,035,638
Snap-on, Inc.	2,695		695,148
Stanley Black & Decker, Inc.	7,745		658,712
Textron, Inc.	10,069		765,244
The Boeing Company	28,889	[a]	5,397,043
Trane Technologies PLC	11,611		2,209,689
TransDigm Group, Inc.	2,829	[a]	2,342,667
United Rentals, Inc.	3,500		1,421,945
W.W. Grainger, Inc.	2,267		1,654,525
Westinghouse Air Brake Technologies Corp.	9,182		973,476
Xylem, Inc.	12,345		1,154,751
			99,448,955
Commercial & Professional Services - 1.3%
Automatic Data Processing, Inc.	20,990		4,580,438
Broadridge Financial Solutions, Inc.	6,046		1,031,689
Ceridian HCM Holding, Inc.	7,977	[a]	510,608
Cintas Corp.	4,396		2,229,300
Copart, Inc.	44,543	[a]	1,938,511
Equifax, Inc.	6,282		1,065,239
Jacobs Solutions, Inc.	6,375		849,788
Leidos Holdings, Inc.	6,953		689,181
Paychex, Inc.	16,449		1,826,661
Paycom Software, Inc.	2,541		622,469

8

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Commercial & Professional Services - 1.3% (continued)
Republic Services, Inc.	10,540		1,565,085
Robert Half, Inc.	5,427		405,777
Rollins, Inc.	12,976		488,027
Veralto Corp.	11,229	[a]	774,801
Verisk Analytics, Inc.	7,357		1,672,688
Waste Management, Inc.	18,779		3,085,953
			23,336,215
Consumer Discretionary Distribution - 5.6%
Amazon.com, Inc.	462,598	[a]	61,567,168
AutoZone, Inc.	923	[a]	2,286,391
Bath & Body Works, Inc.	11,673		346,104
Best Buy Co., Inc.	9,915		662,520
CarMax, Inc.	8,065	[a]	492,691
eBay, Inc.	27,279		1,070,155
Etsy, Inc.	6,265	[a]	390,310
Genuine Parts Co.	7,121		917,612
LKQ Corp.	13,690		601,265
Lowe's Cos., Inc.	29,855		5,689,467
O'Reilly Automotive, Inc.	3,076	[a]	2,862,033
Pool Corp.	1,975		623,646
Ross Stores, Inc.	17,356		2,012,775
The Home Depot, Inc.	51,223		14,582,676
The TJX Companies, Inc.	58,553		5,156,763
Tractor Supply Co.	5,544	[b]	1,067,553
Ulta Beauty, Inc.	2,537	[a]	967,383
			101,296,512
Consumer Durables & Apparel - .9%
D.R. Horton, Inc.	15,607		1,629,371
Garmin Ltd.	7,796		799,324
Hasbro, Inc.	6,714		303,137
Lennar Corp., Cl. A	12,943		1,380,759
Lululemon Athletica, Inc.	5,762	[a]	2,267,232
Mohawk Industries, Inc.	2,785	[a]	223,858
NIKE, Inc., Cl. B	62,416		6,414,492
NVR, Inc.	166	[a]	898,495
PulteGroup, Inc.	11,110		817,585
Ralph Lauren Corp.	2,116		238,113
Tapestry, Inc.	11,753	[a]	323,913
VF Corp.	16,767		246,978
Whirlpool Corp.	2,795	[b]	292,245
			15,835,502
Consumer Services - 2.1%
Airbnb, Inc., Cl. A	21,701	[a]	2,567,011
9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Consumer Services - 2.1% (continued)
Booking Holdings, Inc.	1,818	[a]	5,071,420
Caesars Entertainment, Inc.	11,136	[a]	444,215
Carnival Corp.	51,463	[a]	589,766
Chipotle Mexican Grill, Inc.	1,406	[a]	2,730,733
Darden Restaurants, Inc.	6,196		901,704
Domino's Pizza, Inc.	1,792		607,470
Expedia Group, Inc.	7,066	[a]	673,319
Hilton Worldwide Holdings, Inc.	13,283		2,012,773
Las Vegas Sands Corp.	16,688		792,012
Marriott International, Inc., Cl. A	12,842		2,421,488
McDonald's Corp.	37,130		9,734,372
MGM Resorts International	14,097		492,267
Norwegian Cruise Line Holdings Ltd.	22,122	[a,b]	300,859
Royal Caribbean Cruises Ltd.	12,081	[a]	1,023,623
Starbucks Corp.	58,357		5,382,850
Wynn Resorts Ltd.	4,852		425,909
Yum! Brands, Inc.	14,276		1,725,397
			37,897,188
Consumer Staples Distribution - 1.9%
Costco Wholesale Corp.	22,578		12,472,990
Dollar General Corp.	11,087		1,319,796
Dollar Tree, Inc.	10,658	[a]	1,183,997
Sysco Corp.	25,617		1,703,274
Target Corp.	23,516		2,605,338
The Kroger Company	33,643		1,526,383
Walgreens Boots Alliance, Inc.	36,729		774,247
Walmart, Inc.	72,715		11,882,358
			33,468,383
Energy - 4.5%
APA Corp.	15,655		621,817
Baker Hughes Co.	51,238		1,763,612
Chevron Corp.	90,397		13,173,555
ConocoPhillips	61,011		7,248,107
Coterra Energy, Inc.	38,591		1,061,253
Devon Energy Corp.	32,843		1,529,499
Diamondback Energy, Inc.	9,166		1,469,493
EOG Resources, Inc.	29,666		3,745,333
EQT Corp.	18,592		787,929
Exxon Mobil Corp.	203,959		21,589,060
Halliburton Co.	46,061		1,812,040
Hess Corp.	14,166		2,045,570
Kinder Morgan, Inc.	98,765		1,599,993
Marathon Oil Corp.	31,048		847,921

10

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Energy - 4.5% (continued)
Marathon Petroleum Corp.	20,372		3,081,265
Occidental Petroleum Corp.	33,805		2,089,487
ONEOK, Inc.	29,120		1,898,624
Phillips 66	22,687		2,587,906
Pioneer Natural Resources Co.	11,878		2,838,842
Schlumberger NV	72,408		4,030,229
Targa Resources Corp.	11,398		952,987
The Williams Companies, Inc.	61,839		2,127,262
Valero Energy Corp.	17,964		2,281,428
			81,183,212
Equity Real Estate Investment - 2.2%
Alexandria Real Estate Equities, Inc.	7,893	[c]	735,075
American Tower Corp.	23,750	[c]	4,232,012
AvalonBay Communities, Inc.	7,280	[c]	1,206,587
Boston Properties, Inc.	7,456	[c]	399,418
Camden Property Trust	5,490	[c]	465,991
Crown Castle, Inc.	22,231	[c]	2,067,038
Digital Realty Trust, Inc.	15,423	[c]	1,918,004
Equinix, Inc.	4,767	[c]	3,478,194
Equity Residential	17,490	[c]	967,722
Essex Property Trust, Inc.	3,275	[c]	700,588
Extra Space Storage, Inc.	10,764	[c]	1,115,043
Federal Realty Investment Trust	3,752	[c]	342,145
Healthpeak Properties, Inc.	27,990	[c]	435,245
Host Hotels & Resorts, Inc.	35,809	[c]	554,323
Invitation Homes, Inc.	29,308	[c]	870,155
Iron Mountain, Inc.	14,870	[c]	878,371
Kimco Realty Corp.	31,589	[c]	566,707
Mid-America Apartment Communities, Inc.	5,915	[c]	698,857
Prologis, Inc.	47,070	[c]	4,742,302
Public Storage	8,040	[c]	1,919,228
Realty Income Corp.	35,968	[c]	1,704,164
Regency Centers Corp.	8,236	[c]	496,301
SBA Communications Corp.	5,511	[c]	1,149,760
Simon Property Group, Inc.	16,602	[c]	1,824,394
UDR, Inc.	15,538	[c]	494,264
Ventas, Inc.	20,501	[c]	870,472
VICI Properties, Inc.	51,950	[c]	1,449,405
Welltower, Inc.	26,376	[c]	2,205,297
Weyerhaeuser Co.	37,459	[c]	1,074,699
			39,561,761

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Financial Services - 7.5%
American Express Co.	29,642		4,328,621
Ameriprise Financial, Inc.	5,203		1,636,708
Berkshire Hathaway, Inc., Cl. B	92,915	[a]	31,714,677
BlackRock, Inc.	7,150		4,377,802
Blackstone, Inc.	36,161		3,339,468
Capital One Financial Corp.	19,353		1,960,265
Cboe Global Markets, Inc.	5,356		877,795
CME Group, Inc.	18,329		3,912,508
Discover Financial Services	12,813		1,051,691
FactSet Research Systems, Inc.	1,944		839,594
Fidelity National Information Services, Inc.	30,186		1,482,434
Fiserv, Inc.	31,059	[a]	3,532,961
FLEETCOR Technologies, Inc.	3,768	[a]	848,441
Franklin Resources, Inc.	14,433		328,928
Global Payments, Inc.	13,328		1,415,700
Intercontinental Exchange, Inc.	29,160		3,132,950
Invesco Ltd.	23,082		299,374
Jack Henry & Associates, Inc.	3,650		514,614
MarketAxess Holdings, Inc.	1,942		415,103
Mastercard, Inc., Cl. A	42,390		15,953,476
Moody's Corp.	8,031		2,473,548
Morgan Stanley	65,004		4,603,583
MSCI, Inc.	4,017		1,894,216
Nasdaq, Inc.	17,378		861,949
Northern Trust Corp.	10,410		686,123
PayPal Holdings, Inc.	55,944	[a]	2,897,899
Raymond James Financial, Inc.	9,635		919,564
S&P Global, Inc.	16,579		5,791,210
State Street Corp.	16,200		1,047,006
Synchrony Financial	21,149		593,229
T. Rowe Price Group, Inc.	11,428		1,034,234
The Bank of New York Mellon Corp.	39,489		1,678,283
The Charles Schwab Corp.	75,760		3,942,550
The Goldman Sachs Group, Inc.	16,796		5,099,434
Visa, Inc., Cl. A	81,864	[b]	19,246,226
			134,732,164
Food, Beverage & Tobacco - 3.1%
Altria Group, Inc.	90,415		3,631,971
Archer-Daniels-Midland Co.	27,233		1,949,066
Brown-Forman Corp., Cl. B	9,459		531,217
Bunge Ltd.	7,624		807,992
Campbell Soup Co.	10,065		406,727

12

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Food, Beverage & Tobacco - 3.1% (continued)
Conagra Brands, Inc.	24,289		664,547
Constellation Brands, Inc., Cl. A	8,269		1,936,186
General Mills, Inc.	29,815		1,945,131
Hormel Foods Corp.	15,017		488,803
Kellanova	13,428		677,711
Keurig Dr. Pepper, Inc.	50,940		1,545,010
Lamb Weston Holdings, Inc.	7,408		665,238
McCormick & Co., Inc.	12,872		822,521
Molson Coors Beverage Co., Cl. B	9,594		554,245
Mondelez International, Inc., Cl. A	69,312		4,589,148
Monster Beverage Corp.	38,125	[a]	1,948,188
PepsiCo, Inc.	70,135		11,451,643
Philip Morris International, Inc.	79,090		7,051,664
The Coca-Cola Company	198,289		11,201,346
The Hershey Company	7,635		1,430,417
The J.M. Smucker Company	5,185		590,260
The Kraft Heinz Company	40,351		1,269,442
Tyson Foods, Inc., Cl. A	14,554		674,578
			56,833,051
Health Care Equipment & Services - 5.6%
Abbott Laboratories	88,415		8,359,638
Align Technology, Inc.	3,612	[a]	666,739
Baxter International, Inc.	25,959		841,850
Becton, Dickinson and Co.	14,781		3,736,341
Boston Scientific Corp.	74,601	[a]	3,818,825
Cardinal Health, Inc.	12,972		1,180,452
Cencora, Inc.	8,546		1,582,292
Centene Corp.	27,506	[a]	1,897,364
CVS Health Corp.	65,439		4,515,945
DaVita, Inc.	2,734	[a]	211,147
Dentsply Sirona, Inc.	10,971		333,628
DexCom, Inc.	19,673	[a]	1,747,553
Edwards Lifesciences Corp.	30,903	[a]	1,969,139
Elevance Health, Inc.	12,006		5,403,781
GE HealthCare Technologies, Inc.	19,769		1,316,022
HCA Healthcare, Inc.	10,242		2,316,126
Henry Schein, Inc.	6,745	[a]	438,290
Hologic, Inc.	12,409	[a]	821,104
Humana, Inc.	6,313		3,306,055
IDEXX Laboratories, Inc.	4,255	[a]	1,699,745
Insulet Corp.	3,548	[a]	470,358
Intuitive Surgical, Inc.	17,901	[a]	4,694,000
Laboratory Corp. of America Holdings	4,542		907,174

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Health Care Equipment & Services - 5.6% (continued)
McKesson Corp.	6,873		3,129,689
Medtronic PLC	67,821		4,785,450
Molina Healthcare, Inc.	2,970	[a]	988,862
Quest Diagnostics, Inc.	5,695		740,920
ResMed, Inc.	7,486		1,057,173
Steris PLC	5,026		1,055,359
Stryker Corp.	17,221		4,653,459
Teleflex, Inc.	2,428		448,573
The Cigna Group	15,080		4,662,736
The Cooper Companies, Inc.	2,514		783,740
UnitedHealth Group, Inc.	47,194		25,275,219
Universal Health Services, Inc., Cl. B	3,109		391,392
Zimmer Biomet Holdings, Inc.	10,683		1,115,412
			101,321,552
Household & Personal Products - 1.6%
Church & Dwight Co., Inc.	12,613		1,147,026
Colgate-Palmolive Co.	42,119		3,163,979
Kenvue, Inc.	87,430		1,626,198
Kimberly-Clark Corp.	17,189		2,056,492
The Clorox Company	6,376		750,455
The Estee Lauder Companies, Inc., Cl. A	11,754		1,514,738
The Procter & Gamble Company	120,102		18,018,903
			28,277,791
Insurance - 2.3%
Aflac, Inc.	27,479		2,146,385
American International Group, Inc.	36,190		2,218,809
Aon PLC, Cl. A	10,336		3,197,958
Arch Capital Group Ltd.	19,002	[a]	1,647,093
Arthur J. Gallagher & Co.	10,967		2,582,619
Assurant, Inc.	2,670		397,563
Brown & Brown, Inc.	12,103		840,190
Chubb Ltd.	20,927		4,491,353
Cincinnati Financial Corp.	8,041		801,446
Everest Group Ltd.	2,196		868,782
Globe Life, Inc.	4,361		507,446
Loews Corp.	9,317		596,381
Marsh & McLennan Cos., Inc.	25,166		4,772,732
MetLife, Inc.	32,382		1,943,244
Principal Financial Group, Inc.	11,399		771,484
Prudential Financial, Inc.	18,408		1,683,228
The Allstate Corp.	13,327		1,707,589
The Hartford Financial Services Group, Inc.	15,420		1,132,599

14

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Insurance - 2.3% (continued)
The Progressive Corp.	29,822		4,714,560
The Travelers Companies, Inc.	11,736		1,965,076
W.R. Berkley Corp.	10,429		703,123
Willis Towers Watson PLC	5,373		1,267,437
			40,957,097
Materials - 2.4%
Air Products & Chemicals, Inc.	11,318		3,196,656
Albemarle Corp.	6,015		762,582
Amcor PLC	75,423		670,510
Avery Dennison Corp.	4,131		719,083
Ball Corp.	15,864		763,852
Celanese Corp.	5,123		586,635
CF Industries Holdings, Inc.	9,773		779,690
Corteva, Inc.	36,384		1,751,526
Dow, Inc.	35,821		1,731,587
DuPont de Nemours, Inc.	23,285		1,697,011
Eastman Chemical Co.	6,151		459,664
Ecolab, Inc.	12,925		2,168,040
FMC Corp.	6,383		339,576
Freeport-McMoRan, Inc.	73,042		2,467,359
International Flavors & Fragrances, Inc.	12,957		885,611
International Paper Co.	17,521		590,983
Linde PLC	24,860		9,500,498
LyondellBasell Industries NV, Cl. A	13,129		1,184,761
Martin Marietta Materials, Inc.	3,123		1,277,120
Newmont Corp.	40,739		1,526,490
Nucor Corp.	12,672		1,872,795
Packaging Corp. of America	4,570		699,439
PPG Industries, Inc.	11,999		1,473,117
Sealed Air Corp.	7,671		236,190
Steel Dynamics, Inc.	7,872		838,447
The Mosaic Company	16,932		549,951
The Sherwin-Williams Company	12,051		2,870,669
Vulcan Materials Co.	6,721		1,320,609
WestRock Co.	12,965		465,832
			43,386,283
Media & Entertainment - 7.7%
Alphabet, Inc., Cl. A	302,281	[a]	37,507,026
Alphabet, Inc., Cl. C	257,133	[a]	32,218,765
Charter Communications, Inc., Cl. A	5,185	[a]	2,088,518
Comcast Corp., Cl. A	209,690		8,658,100
Electronic Arts, Inc.	12,560		1,554,802
Fox Corp., Cl. A	12,925		392,791

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Media & Entertainment - 7.7% (continued)
Fox Corp., Cl. B	6,622		184,820
Live Nation Entertainment, Inc.	7,248	[a]	579,985
Match Group, Inc.	13,957	[a]	482,912
Meta Platforms, Inc., Cl. A	113,238	[a]	34,115,212
Netflix, Inc.	22,578	[a]	9,295,137
News Corporation, Cl. A	19,826		410,002
News Corporation, Cl. B	5,214	[b]	111,788
Omnicom Group, Inc.	10,066		754,044
Paramount Global, Cl. B	25,438	[b]	276,765
Take-Two Interactive Software, Inc.	8,047	[a]	1,076,286
The Interpublic Group of Companies, Inc.	19,696		559,366
The Walt Disney Company	93,225	[a]	7,606,228
Warner Bros Discovery, Inc.	113,006	[a]	1,123,280
			138,995,827
Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
AbbVie, Inc.	89,927		12,695,894
Agilent Technologies, Inc.	14,975		1,547,966
Amgen, Inc.	27,253		6,968,592
Biogen, Inc.	7,353	[a]	1,746,632
Bio-Rad Laboratories, Inc., Cl. A	1,092	[a]	300,606
Bio-Techne Corp.	8,163		445,945
Bristol-Myers Squibb Co.	106,438		5,484,750
Catalent, Inc.	9,206	[a]	316,594
Charles River Laboratories International, Inc.	2,647	[a]	445,649
Danaher Corp.	33,480		6,428,830
Eli Lilly & Co.	40,627		22,504,514
Gilead Sciences, Inc.	63,483		4,985,955
Illumina, Inc.	8,091	[a]	885,317
Incyte Corp.	9,631	[a]	519,400
IQVIA Holdings, Inc.	9,289	[a]	1,679,730
Johnson & Johnson	122,686		18,199,241
Merck & Co., Inc.	129,284		13,277,467
Mettler-Toledo International, Inc.	1,103	[a]	1,086,676
Moderna, Inc.	16,748	[a]	1,272,178
Pfizer, Inc.	287,656		8,790,767
Regeneron Pharmaceuticals, Inc.	5,438	[a]	4,241,042
Revvity, Inc.	6,406		530,737
Thermo Fisher Scientific, Inc.	19,664		8,745,957
Vertex Pharmaceuticals, Inc.	13,150	[a]	4,761,746
Viatris, Inc.	60,575		539,118
Waters Corp.	3,023	[a]	721,076
West Pharmaceutical Services, Inc.	3,763		1,197,725

16

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 7.4% (continued)
Zoetis, Inc.	23,453		3,682,121
			134,002,225
Real Estate Management & Development - .1%
CBRE Group, Inc., Cl. A	15,865	[a]	1,100,079
CoStar Group, Inc.	20,804	[a]	1,527,222
			2,627,301
Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc.	82,317	[a]	8,108,225
Analog Devices, Inc.	25,547		4,019,310
Applied Materials, Inc.	42,784		5,662,462
Broadcom, Inc.	21,026		17,690,646
Enphase Energy, Inc.	6,853	[a]	545,362
First Solar, Inc.	5,476	[a]	780,056
Intel Corp.	213,375		7,788,187
KLA Corp.	6,966		3,271,930
Lam Research Corp.	6,791		3,994,602
Microchip Technology, Inc.	27,663		1,972,095
Micron Technology, Inc.	55,805		3,731,680
Monolithic Power Systems, Inc.	2,449		1,081,821
NVIDIA Corp.	125,844		51,319,183
NXP Semiconductors NV	13,117		2,261,764
ON Semiconductor Corp.	22,121	[a]	1,385,659
Qorvo, Inc.	4,944	[a]	432,204
Qualcomm, Inc.	56,859		6,197,062
Skyworks Solutions, Inc.	8,033		696,782
SolarEdge Technologies, Inc.	2,899	[a]	220,179
Teradyne, Inc.	7,936		660,831
Texas Instruments, Inc.	46,260		6,569,383
			128,389,423
Software & Services - 11.9%
Accenture PLC, Cl. A	32,138		9,547,878
Adobe, Inc.	23,223	[a]	12,356,029
Akamai Technologies, Inc.	7,724	[a]	798,121
Ansys, Inc.	4,384	[a]	1,219,892
Autodesk, Inc.	10,867	[a]	2,147,645
Cadence Design Systems, Inc.	13,847	[a]	3,321,203
Cognizant Technology Solutions Corp., Cl. A	25,614		1,651,335
EPAM Systems, Inc.	2,936	[a]	638,786
Fair Isaac Corp.	1,274	[a]	1,077,638
Fortinet, Inc.	33,094	[a]	1,891,984
Gartner, Inc.	4,041	[a]	1,341,774

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Software & Services - 11.9% (continued)
Gen Digital, Inc.	28,856		480,741
International Business Machines Corp.	46,415		6,713,466
Intuit, Inc.	14,269		7,062,442
Microsoft Corp.	378,539		127,987,821
Oracle Corp.	80,208		8,293,507
Palo Alto Networks, Inc.	15,583	[a]	3,786,981
PTC, Inc.	6,086	[a]	854,596
Roper Technologies, Inc.	5,432		2,653,912
Salesforce, Inc.	49,624	[a]	9,965,988
ServiceNow, Inc.	10,394	[a]	6,047,749
Synopsys, Inc.	7,752	[a]	3,639,099
Tyler Technologies, Inc.	2,141	[a]	798,379
Verisign, Inc.	4,571	[a]	912,646
			215,189,612
Technology Hardware & Equipment - 8.8%
Amphenol Corp., Cl. A	30,349		2,444,612
Apple, Inc.	748,756		127,865,062
Arista Networks, Inc.	12,757	[a]	2,556,120
CDW Corp.	6,871		1,376,948
Cisco Systems, Inc.	207,620		10,823,231
Corning, Inc.	39,291		1,051,427
F5, Inc.	2,984	[a]	452,345
Hewlett Packard Enterprise Co.	66,132		1,017,110
HP, Inc.	44,477		1,171,079
Juniper Networks, Inc.	16,304		438,904
Keysight Technologies, Inc.	9,116	[a]	1,112,608
Motorola Solutions, Inc.	8,497		2,366,075
NetApp, Inc.	10,729		780,857
Seagate Technology Holdings PLC	9,796		668,577
TE Connectivity Ltd.	15,995		1,885,011
Teledyne Technologies, Inc.	2,383	[a]	892,648
Trimble, Inc.	12,566	[a]	592,236
Western Digital Corp.	16,400	[a]	658,460
Zebra Technologies Corp., Cl. A	2,650	[a]	554,990
			158,708,300
Telecommunication Services - .9%
AT&T, Inc.	364,235		5,609,219
T-Mobile US, Inc.	26,373		3,794,020
Verizon Communications, Inc.	214,192		7,524,565
			16,927,804
Transportation - 1.5%
Alaska Air Group, Inc.	6,301	[a]	199,301
American Airlines Group, Inc.	33,001	[a]	367,961

18

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Transportation - 1.5% (continued)
C.H. Robinson Worldwide, Inc.	6,002		491,144
CSX Corp.	102,221		3,051,297
Delta Air Lines, Inc.	32,782		1,024,438
Expeditors International of Washington, Inc.	7,581		828,224
FedEx Corp.	11,786		2,829,819
J.B. Hunt Transport Services, Inc.	4,185		719,276
Norfolk Southern Corp.	11,637		2,220,223
Old Dominion Freight Line, Inc.	4,547		1,712,673
Southwest Airlines Co.	30,239		672,213
Union Pacific Corp.	31,051		6,446,498
United Airlines Holdings, Inc.	16,923	[a]	592,474
United Parcel Service, Inc., Cl. B	36,850		5,205,062
			26,360,603
Utilities - 2.5%
Alliant Energy Corp.	12,955		632,074
Ameren Corp.	13,335		1,009,593
American Electric Power Co., Inc.	26,409		1,994,936
American Water Works Co., Inc.	9,974		1,173,441
Atmos Energy Corp.	7,587		816,816
CenterPoint Energy, Inc.	32,087		862,499
CMS Energy Corp.	14,948		812,274
Consolidated Edison, Inc.	17,681		1,552,215
Constellation Energy Corp.	16,385		1,850,194
Dominion Energy, Inc.	42,443		1,711,302
DTE Energy Co.	10,504		1,012,376
Duke Energy Corp.	39,267		3,490,444
Edison International	19,360		1,220,842
Entergy Corp.	10,840		1,036,196
Evergy, Inc.	11,562		568,157
Eversource Energy	17,750		954,773
Exelon Corp.	51,016		1,986,563
FirstEnergy Corp.	26,257		934,749
NextEra Energy, Inc.	103,106		6,011,080
NiSource, Inc.	21,184		532,989
NRG Energy, Inc.	11,479		486,480
PG&E Corp.	106,074	[a]	1,729,006
Pinnacle West Capital Corp.	5,831		432,544
PPL Corp.	37,554		922,702
Public Service Enterprise Group, Inc.	25,429		1,567,698
Sempra	31,996		2,240,680
The AES Corp.	34,474		513,663
The Southern Company	55,562		3,739,323

19

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Utilities - 2.5% (continued)
WEC Energy Group, Inc.		15,947		1,297,926
Xcel Energy, Inc.		28,100		1,665,487
				44,759,022
Total Common Stocks (cost $464,149,268)				1,790,087,157
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,789,099)	5.40	9,789,099	[d]	9,789,099

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $589,909)	5.40	589,909	[d]	589,909
Total Investments (cost $474,528,276)		99.8%		1,800,466,165
Cash and Receivables (Net)		.2%		3,537,055
Net Assets		100.0%		1,804,003,220

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $21,082,249 and the value of the collateral was $21,335,015, consisting of cash collateral of $589,909 and U.S. Government & Agency securities valued at $20,745,106. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

20

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.8
Health Care	13.0
Financials	12.7
Consumer Discretionary	10.5
Communication Services	8.6
Industrials	8.3
Consumer Staples	6.6
Energy	4.5
Utilities	2.5
Materials	2.4
Real Estate	2.3
Investment Companies	.6
99.8

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	14,479,303	495,624,901	(500,315,105)	9,789,099	506,058

21

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers (continued)
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .0%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	29,995,594	(29,405,685)	589,909	31,959	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	1,547,539	7,478,000	(9,025,539)	-	24,382	†††
Total - .6%	16,026,842	533,098,495	(538,746,329)	10,379,008	562,399

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's 500 E-Mini	55	12/15/2023	11,661,470	11,583,688	(77,782)
Gross Unrealized Depreciation				(77,782)

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,082,249)—Note 1(c):
Unaffiliated issuers	464,149,268	1,790,087,157
Affiliated issuers	10,379,008	10,379,008
Receivable for shares of Common Stock subscribed		6,511,161
Dividends and securities lending income receivable		1,389,021
Cash collateral held by broker—Note 4		689,000
Receivable for futures variation margin—Note 4		72,022
		1,809,127,369
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc.—Note 3(b)		297,587
Payable for shares of Common Stock redeemed		4,231,917
Liability for securities on loan—Note 1(c)		589,909
Directors’ fees and expenses payable		2,693
Interest payable—Note 2		2,043
		5,124,149
Net Assets ($)		1,804,003,220
Composition of Net Assets ($):
Paid-in capital		76,515,824
Total distributable earnings (loss)		1,727,487,396
Net Assets ($)		1,804,003,220

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)	31,081,813
Net Asset Value Per Share ($)	58.04

See notes to financial statements.

23

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $8,856 foreign taxes withheld at source):
Unaffiliated issuers	34,280,239
Affiliated issuers	506,058
Interest	80,175
Income from securities lending—Note 1(c)	56,341
Total Income	34,922,813
Expenses:
Management fee—Note 3(a)	4,089,147
Directors’ fees—Note 3(a,c)	244,500
Legal fees—Note 5	87,152
Loan commitment fees—Note 2	48,169
Interest expense—Note 2	28,474
Total Expenses	4,497,442
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(244,500)
Net Expenses	4,252,942
Net Investment Income	30,669,871
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	473,389,983
Net realized gain (loss) on futures	(1,951,856)
Net Realized Gain (Loss)	471,438,127
Net change in unrealized appreciation (depreciation) on investments	(300,128,343)
Net change in unrealized appreciation (depreciation) on futures	(613,073)
Net Change in Unrealized Appreciation (Depreciation)	(300,741,416)
Net Realized and Unrealized Gain (Loss) on Investments	170,696,711
Net Increase in Net Assets Resulting from Operations	201,366,582

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	30,669,871	36,610,339
Net realized gain (loss) on investments	471,438,127	353,409,246
Net change in unrealized appreciation (depreciation) on investments	(300,741,416)	(826,838,904)
Net Increase (Decrease) in Net Assets Resulting from Operations	201,366,582	(436,819,319)
Distributions ($):
Distributions to shareholders	(336,015,663)	(382,611,312)
Capital Stock Transactions ($):
Net proceeds from shares sold	95,400,842	259,378,050
Distributions reinvested	256,182,800	279,388,472
Cost of shares redeemed	(714,141,533)	(692,248,939)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(362,557,891)	(153,482,417)
Total Increase (Decrease) in Net Assets	(497,206,972)	(972,913,048)
Net Assets ($):
Beginning of Period	2,301,210,192	3,274,123,240
End of Period	1,804,003,220	2,301,210,192
Capital Share Transactions (Shares):
Shares sold	1,637,349	3,826,978
Shares issued for distributions reinvested	4,828,422	3,711,252
Shares redeemed	(12,175,689)	(10,126,013)
Net Increase (Decrease) in Shares Outstanding	(5,709,918)	(2,587,783)

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	62.55	83.14	60.98	58.54	54.53
Investment Operations:
Net investment income[a]	.88	.93	.94	1.00	1.02
Net realized and unrealized gain (loss) on investments	4.28	(11.62)	24.32	4.45	6.06
Total from Investment Operations	5.16	(10.69)	25.26	5.45	7.08
Distributions:
Dividends from net investment income	(.92)	(.98)	(.97)	(1.03)	(.97)
Dividends from net realized gain on investments	(8.75)	(8.92)	(2.13)	(1.98)	(2.10)
Total Distributions	(9.67)	(9.90)	(3.10)	(3.01)	(3.07)
Net asset value, end of period	58.04	62.55	83.14	60.98	58.54
Total Return (%)	9.87	(14.78)	42.64	9.51	14.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.22	.23	.21	.21	.21
Ratio of net expenses to average net assets	.21	.22	.20	.20	.20
Ratio of net investment income
to average net assets	1.50	1.34	1.27	1.70	1.86
Portfolio Turnover Rate	1.85	1.84	3.27	2.56	4.53
Net Assets, end of period ($ x 1,000)	1,804,003	2,301,210	3,274,123	2,766,097	2,726,019

a Based on average shares outstanding.

See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

27

NOTES TO FINANCIAL STATEMENTS (continued)

in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

28

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

29

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,790,087,157	-	-	1,790,087,157
Investment Companies	10,379,008	-	-	10,379,008
Liabilities ($)
Other Financial Instruments:
Futures††	(77,782)	-	-	(77,782)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled

30

to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $7,682 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code

31

NOTES TO FINANCIAL STATEMENTS (continued)

of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,161,442, undistributed capital gains $397,697,912 and unrealized appreciation $1,321,628,042.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $32,013,213 and $43,708,894, and long-term capital gains $304,002,450 and $338,902,418, respectively.

During the period ended October 31, 2023, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $69,660,633 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the

32

financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended October 31, 2023, the fund was charged $28,474 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2023 was approximately $504,658 with a related weighted average annualized interest rate of 5.64%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment management agreement may not be amended without the approval of the fund’s shareholders. During the period ended October 31, 2023, fees reimbursed by the Adviser amounted to $244,500.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser,

33

NOTES TO FINANCIAL STATEMENTS (continued)

whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc.” in the Statement of Assets and Liabilities consist of: management fee of $316,187, which are offset against an expense reimbursement currently in effect in the amount of $18,600.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2023, amounted to $37,700,604 and $704,373,857, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended October 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the

34

exchange guarantees the futures against default. Futures open at October 31, 2023 are set forth in the Statement of Investments.

The following table summarizes the average market value of derivatives outstanding during the period ended October 31, 2023:

Average Market Value ($)
Equity futures	14,454,777

At October 31, 2023, the cost of investments for federal income tax purposes was $478,838,123; accordingly, accumulated net unrealized appreciation on investments was $1,321,628,042, consisting of $1,359,487,091 gross unrealized appreciation and $37,859,049 gross unrealized depreciation.

NOTE 5—Shareholder Demand Review:

On July 30, 2021, the fund Board received a demand letter sent on behalf of a shareholder, alleging that the fund paid excessive management fees to the Adviser, and demanding that the Board investigate the compensation paid by the fund to the Adviser and take certain other actions.  In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of independent members of the Board to investigate the shareholder’s claims with the assistance of independent counsel. At the fund’s fourth quarter 2022 Board meeting, the Committee informed the Board that it had concluded its investigation, presented the findings of its investigation, and recommended that the Board reject taking any of the actions outlined in the demand letter. The Board accepted the Committee’s recommendation and voted to reject taking the actions outlined in the demand letter. During the reporting period, the fund paid $87,152 in extraordinary expense disclosed as Legal fees within the Statement of Operations.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of BNY Mellon Institutional S&P 500 Stock Index Fund and Board of Directors of BNY Mellon Investment Funds IV, Inc. :

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Institutional S&P 500 Stock Index Fund (the Fund), a series of BNY Mellon Investment Funds IV, Inc., including the statement of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2023

36

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $32,013,213 as ordinary income dividends paid during the year ended October 31, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2023 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also the fund reports the maximum amount allowable but not less than $8.753 per share as a capital gain dividend paid on December 22, 2022 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

37

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

38

Kenneth A. Himmel (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (74)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (77)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

40

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

41

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

42

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For More Information

BNY Mellon Institutional S&P 500 Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0713AR1023

BNY Mellon Tax Managed Growth Fund

ANNUAL REPORT October 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by portfolio managers Alan R. Christensen, Catherine P. Crain, W. Gentry Lee, Jr., Christopher B. Sarofim, and Charles E. Sheedy of Fayez Sarofim & Co.,LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, BNY Mellon Tax Managed Growth Fund (the “fund”) produced a total return of 10.66% for Class A shares, 9.83% for Class C shares and 10.95% for Class I shares.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 10.13% for the same period.2

U.S. equities rose during the reporting period as investors began to anticipate the end of the U.S. Federal Reserve’s (the “Fed”) rate-hiking cycle. The fund’s relative performance versus its benchmark was due primarily to favorable security selection.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities.

In choosing stocks, the fund’s sub-adviser first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund’s sub-adviser then seeks companies within these sectors that have dominant positions in their industries, and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund’s sub-adviser also is alert to companies that they consider undervalued in terms of current earnings, assets or growth prospects.

The fund may invest in U.S. dollar-denominated American depositary receipts (ADRs). The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%.

Stocks Aided by Anticipated End to Rate Hikes

The Index steadily appreciated over the 12-month period ended October 31, 2023, returning 10.13% and rebounding from a challenging 2022. Investor enthusiasm was driven by hopes that the Fed could successfully engineer a soft landing, as inflation began to cool, while the U.S. economy remained resilient. Expectations that the Fed’s rate-hike campaign was nearing an end propelled the stock market in the period. However, persistently high inflation, a tepid economic outlook from corporations, the U.S. regional banking crisis and government debt-ceiling crisis tempered sentiment.

After raising the federal funds rate through 11 consecutive increases to the current 5.25%−5.50% range in July 2023, the Fed held rates steady in the September 2023 Federal Open Market Committee meeting. Its quantitative tightening efforts have produced signs of successfully cooling the economy, with labor growth decelerating and wages softening. The

2

headline Consumer Price Index (“CPI”) rate was 3.7% for the 12 months ending September 2023 — a meaningful decline from the recent high of 9.1% for the 12 months ending June 2022, yet still above the 2% inflation rate targeted by the Fed.

Fed Chair Jerome Powell discussed his plan to continually evaluate emerging data and allow time for the full impact of the elevated rates to flow through the economy before any further rate increases. Investor sentiment has accordingly shifted to preparing for a “higher for longer” interest-rate environment, with speculation now turning to when the Fed would begin cutting rates.

Consistent themes from management teams arose during the earnings seasons over the course of the year. Internally, companies are focused on implementing cost-saving strategies and leveraging artificial intelligence and other machine learning processes to optimize performance and reduce expenses. Externally, management teams have observed the impacts of a resilient U.S. consumer and an uneven recovery in China, as it reopens after years of restrictive “Zero COVID-19” policies.

A U.S. regional banking crisis in March 2023 impacted markets, as some banks faced mounting losses on their long-dated bonds due to rising interest rates. Many depositors lost confidence and moved their money into larger money center banks in a “flight to safety,” and three regional banks in the U.S. collapsed, went into receivership and were eventually sold to larger banks. The swift government response was enough to calm global markets, and the regional banking crisis should serve to indirectly ameliorate inflation by tightening bank lending standards. Furthermore, a deal announced in May 2023 to lift the $31.4 trillion debt limit and avert a U.S. credit default buoyed markets after a months-long stalemate between Congress and the White House.

While there was a steady uptrend for stocks, a deeper look at the market’s performance reveals that seven mega-cap technology companies (dubbed the “Magnificent Seven”) have driven the majority of the returns. This narrow, tech-focused leadership suggests there was less optimism for the broader economy. In October 2023, the 10-year Treasury yield reached and surpassed 5% for the first time in 16 years. While ultimately retreating, these rates served as a psychological and technical milestone that marked a new phase in credit tightening for companies and consumers. Toward the end of the 12-month period, angst built up, as markets continued to digest higher interest rates and a generally muted economic outlook. These concerns began to sour investor sentiment, and the stock market pulled back from its bullish run.

Within the Index, the communication services, information technology, and consumer discretionary sectors were relative outperformers, while the utilities, real estate and health care sectors were relative laggards in the period.

Performance Driven by Stock Selection

The fund’s relative performance versus the Index in the 12-month period ended October 31, 2023 was driven by a positive stock selection effect. Within the health care and consumer discretionary sectors, the fund benefited from both allocation and selection effects. The fund also benefited from its selective holdings across the financials sector, with a particular focus on non-bank positions. The top contributors to relative performance included Microsoft

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Corp., Novo Nordisk A/S, Amazon.com, Inc., ASML Holding NV and Alphabet, Inc. (parent of Google).

Conversely, within the information technology sector, the impact of a negative stock selection effect detracted from relative performance. Across the consumer staples and energy sectors, an overweight allocation relative to the Index also resulted in a negative allocation effect, while the fund’s holdings trailed sector peers, contributing negatively to relative performance. The top detractors from relative performance include Chevron Corp., The Estée Lauder Companies, Inc., UnitedHealth Group, Inc., Texas Instruments, Inc. and PepsiCo. Inc.

A Focus on Quality

With the federal funds rate at its highest levels since 2007, and Fed Chair Powell signaling that these rates will remain “higher for longer,” investor focus has shifted toward profitability. This renewed attention to earnings and cash flow durability drives earnings pressure for companies exposed to fluctuating financing costs or credit-exposed consumers. Ultimately, these pressures may result in margin compression, an inability to pursue growth strategies and a reduced capacity to return capital to shareholders in the form of dividends or share buybacks.

The fund continues to seek out companies with better credit quality, strong balance sheets, pricing power and the capability to self-fund growth and expansion plans. Companies with these characteristics should be better positioned to withstand macroeconomic headwinds and generate attractive returns, while continuing capital distribution plans to shareholders.

We have been focused on the broader financial implications of a prolonged, tightening monetary policy environment and have re-evaluated our holdings through this lens by determining, among other considerations, whether stocks in the fund are exposed to risk related to capital, labor or energy requirements. The businesses in which we invest minimize exposure to these risks and naturally exhibit higher margins and returns on capital, giving them an advantage in dealing with changing economic conditions and in consistently generating free cash flow, which positions the fund to outperform over a long-term investment horizon.

November 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Tax Managed Growth Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Tax Managed Growth Fund on 10/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2023
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	4.29%	10.16%	8.96%
without sales charge	10.66%	11.48%	9.61%
Class C shares
with applicable redemption charge †	8.83%	10.64%	8.78%
without redemption	9.83%	10.64%	8.78%
Class I shares	10.95%	11.76%	9.89%
S&P 500® Index	10.13%	11.01%	11.17%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Managed Growth Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.01	$9.80	$4.76
Ending value (after expenses)	$987.60	$983.50	$988.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.11	$9.96	$4.84
Ending value (after expenses)	$1,019.16	$1,015.32	$1,020.42
†

Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.96% for Class C and .95% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2023

Description	Shares		Value ($)
Common Stocks - 99.2%
Banks - 1.3%
JPMorgan Chase & Co.	11,595		1,612,401
Capital Goods - 1.2%
Otis Worldwide Corp.	6,275		484,493
RTX Corp.	12,450	[a]	1,013,306
			1,497,799
Commercial & Professional Services - 1.5%
Automatic Data Processing, Inc.	4,785		1,044,183
Verisk Analytics, Inc.	3,400		773,024
			1,817,207
Consumer Discretionary Distribution - 4.6%
Amazon.com, Inc.	42,895	[b]	5,708,896
Consumer Durables & Apparel - 1.3%
NIKE, Inc., Cl. B	15,385		1,581,116
Consumer Services - 4.1%
Marriott International, Inc., Cl. A	11,595		2,186,353
McDonald's Corp.	10,915		2,861,586
			5,047,939
Energy - 9.5%
Chevron Corp.	34,505		5,028,414
Exxon Mobil Corp.	19,700		2,085,245
Hess Corp.	31,850		4,599,140
			11,712,799
Financial Services - 11.5%
BlackRock, Inc.	5,250		3,214,470
CME Group, Inc.	1,500		320,190
Intercontinental Exchange, Inc.	19,670		2,113,345
Mastercard, Inc., Cl. A	4,015		1,511,045
S&P Global, Inc.	5,030		1,757,029
Visa, Inc., Cl. A	22,720	[a]	5,341,472
			14,257,551
Food, Beverage & Tobacco - 7.3%
Nestle SA, ADR	19,090		2,057,138
PepsiCo, Inc.	16,570		2,705,550
Philip Morris International, Inc.	20,235		1,804,153
The Coca-Cola Company	43,875		2,478,499
			9,045,340
Health Care Equipment & Services - 7.1%
Abbott Laboratories	24,950		2,359,022
Intuitive Surgical, Inc.	5,440	[b]	1,426,477
UnitedHealth Group, Inc.	9,315		4,988,741
			8,774,240

8

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Household & Personal Products - 2.0%
The Estee Lauder Companies, Inc., Cl. A		14,290		1,841,552
The Procter & Gamble Company		4,465		669,884
				2,511,436
Insurance - 1.7%
The Progressive Corp.		13,650		2,157,929
Materials - 3.5%
Air Products & Chemicals, Inc.		11,505		3,249,472
The Sherwin-Williams Company		4,815		1,146,981
				4,396,453
Media & Entertainment - 5.1%
Alphabet, Inc., Cl. C		35,725	[b]	4,476,342
Comcast Corp., Cl. A		45,250		1,868,373
				6,344,715
Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
Eli Lilly & Co.		1,000		553,930
Novo Nordisk A/S, ADR		67,985		6,565,311
Zoetis, Inc.		4,440		697,080
				7,816,321
Semiconductors & Semiconductor Equipment - 7.0%
ASML Holding NV		7,175		4,296,462
Texas Instruments, Inc.		31,215		4,432,842
				8,729,304
Software & Services - 13.7%
Adobe, Inc.		3,615	[b]	1,923,397
Gartner, Inc.		1,825	[b]	605,973
Intuit, Inc.		4,470		2,212,427
Microsoft Corp.		36,285		12,268,321
				17,010,118
Technology Hardware & Equipment - 7.2%
Apple, Inc.		52,265		8,925,294
Transportation - 3.3%
Canadian Pacific Kansas City Ltd.		33,350		2,366,849
Union Pacific Corp.		8,245		1,711,744
				4,078,593
Total Common Stocks (cost $45,958,003)				123,025,451
	1-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $971,309)	5.40	971,309	[c]	971,309

9

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $989,081)	5.40	989,081	[c]	989,081
Total Investments (cost $47,918,393)		100.8%		124,985,841
Liabilities, Less Cash and Receivables		(.8%)		(983,646)
Net Assets		100.0%		124,002,195

ADR—American Depositary Receipt

a Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $6,291,001 and the value of the collateral was $6,336,437, consisting of cash collateral of $989,081 and U.S. Government & Agency securities valued at $5,347,356. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	28.0
Financials	14.5
Health Care	13.4
Consumer Discretionary	10.0
Energy	9.4
Consumer Staples	9.3
Industrials	6.0
Communication Services	5.1
Materials	3.5
Investment Companies	1.6
100.8

† Based on net assets.

See notes to financial statements.

10

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	962,357	14,002,543	(13,993,591)	971,309	43,788
Investment of Cash Collateral for Securities Loaned - .8%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	-	995,244	(6,163)	989,081	2,228	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	1,048,751	(1,048,751)	-	3,935	†††
Total - 1.6%	962,357	16,046,538	(15,048,505)	1,960,390	49,951

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,291,001)—Note 1(c):
Unaffiliated issuers	45,958,003	123,025,451
Affiliated issuers	1,960,390	1,960,390
Dividends and securities lending income receivable		85,714
Tax reclaim receivable—Note 1(b)		34,778
Receivable for shares of Common Stock subscribed		9,439
		125,115,772
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		121,547
Liability for securities on loan—Note 1(c)		989,081
Payable for shares of Common Stock redeemed		1,502
Directors’ fees and expenses payable		1,447
		1,113,577
Net Assets ($)		124,002,195
Composition of Net Assets ($):
Paid-in capital		38,083,611
Total distributable earnings (loss)		85,918,584
Net Assets ($)		124,002,195

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	93,569,037	2,890,319	27,542,839
Shares Outstanding	2,605,182	89,460	762,308
Net Asset Value Per Share ($)	35.92	32.31	36.13

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $36,596 foreign taxes withheld at source):
Unaffiliated issuers	2,016,090
Affiliated issuers	43,788
Interest	8,802
Income from securities lending—Note 1(c)	6,163
Total Income	2,074,843
Expenses:
Management fee—Note 3(a)	1,216,717
Distribution/Service Plan fees—Note 3(b)	280,500
Directors’ fees—Note 3(a,c)	16,242
Loan commitment fees—Note 2	3,254
Total Expenses	1,516,713
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(16,242)
Net Expenses	1,500,471
Net Investment Income	574,372
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,599,447
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,774,436
Net Realized and Unrealized Gain (Loss) on Investments	12,373,883
Net Increase in Net Assets Resulting from Operations	12,948,255

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	574,372	312,785
Net realized gain (loss) on investments	8,599,447	8,968,500
Net change in unrealized appreciation (depreciation) on investments	3,774,436	(37,902,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,948,255	(28,621,298)
Distributions ($):
Distributions to shareholders:
Class A	(7,396,338)	(4,992,632)
Class C	(312,716)	(251,713)
Class I	(1,806,178)	(1,022,214)
Total Distributions	(9,515,232)	(6,266,559)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,796,999	5,502,533
Class C	21,008	538,206
Class I	10,659,858	5,261,223
Distributions reinvested:
Class A	6,384,796	4,283,126
Class C	312,716	251,278
Class I	1,739,982	958,458
Cost of shares redeemed:
Class A	(15,474,246)	(12,274,272)
Class C	(1,573,731)	(1,402,465)
Class I	(7,061,249)	(4,633,249)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(3,193,867)	(1,515,162)
Total Increase (Decrease) in Net Assets	239,156	(36,403,019)
Net Assets ($):
Beginning of Period	123,763,039	160,166,058
End of Period	124,002,195	123,763,039

14

	Year Ended October 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	51,138	133,759
Shares issued for distributions reinvested	188,675	98,546
Shares redeemed	(437,488)	(317,981)
Net Increase (Decrease) in Shares Outstanding	(197,675)	(85,676)
Class Ca
Shares sold	668	13,948
Shares issued for distributions reinvested	10,250	6,304
Shares redeemed	(48,739)	(38,809)
Net Increase (Decrease) in Shares Outstanding	(37,821)	(18,557)
Class Ib
Shares sold	298,541	134,174
Shares issued for distributions reinvested	51,067	22,018
Shares redeemed	(197,891)	(120,994)
Net Increase (Decrease) in Shares Outstanding	151,717	35,198

[a]

During the period ended October 31, 2023, 1,336 Class C shares representing $44,297 were automatically converted to 1,205 Class A shares. During the period ended October 31, 2022, 2,862 Class C shares representing $113,080 were automatically converted to 2,625 Class A shares.

[b]

During the period ended October 31, 2023, 310 Class A shares representing $11,219 were exchanged for 308 Class I shares. During the period ended October 31, 2022, 13,971 Class A shares representing $510,580 were exchanged for 13,891 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	35.03	44.49	33.79	30.45	29.35
Investment Operations:
Net investment income[a]	.15	.08	.05	.18	.26
Net realized and unrealized gain (loss) on investments	3.42	(7.80)	12.99	4.72	3.85
Total from Investment Operations	3.57	(7.72)	13.04	4.90	4.11
Distributions:
Dividends from net investment income	(.14)	(.02)	(.06)	(.22)	(.30)
Dividends from net realized gain on investments	(2.54)	(1.72)	(2.28)	(1.34)	(2.71)
Total Distributions	(2.68)	(1.74)	(2.34)	(1.56)	(3.01)
Net asset value, end of period	35.92	35.03	44.49	33.79	30.45
Total Return (%)[b]	10.66	(18.09)	40.40	16.73	15.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	1.21	1.21	1.21	1.21
Ratio of net expenses to average net assets	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets	.42	.21	.12	.56	.92
Portfolio Turnover Rate	1.73	7.55	4.27	9.68	2.69
Net Assets, end of period ($ x 1,000)	93,569	98,196	128,512	90,470	82,846

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

Class C Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	31.86	40.89	31.39	28.42	27.59
Investment Operations:
Net investment income (loss)[a]	(.10)	(.20)	(.19)	(.05)	.05
Net realized and unrealized gain (loss) on investments	3.09	(7.11)	11.97	4.39	3.58
Total from Investment Operations	2.99	(7.31)	11.78	4.34	3.63
Distributions:
Dividends from net investment income	-	-	-	(.03)	(.09)
Dividends from net realized gain on investments	(2.54)	(1.72)	(2.28)	(1.34)	(2.71)
Total Distributions	(2.54)	(1.72)	(2.28)	(1.37)	(2.80)
Net asset value, end of period	32.31	31.86	40.89	31.39	28.42
Total Return (%)[b]	9.83	(18.70)	39.37	15.83	15.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97	1.96	1.96	1.96	1.96
Ratio of net expenses to average net assets	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income (loss) to average net assets	(.32)	(.56)	(.55)	(.17)	.18
Portfolio Turnover Rate	1.73	7.55	4.27	9.68	2.69
Net Assets, end of period ($ x 1,000)	2,890	4,056	5,963	11,043	12,001

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	35.23	44.65	33.90	30.55	29.43
Investment Operations:
Net investment income[a]	.24	.18	.14	.26	.33
Net realized and unrealized gain (loss) on investments	3.43	(7.84)	13.04	4.73	3.87
Total from Investment Operations	3.67	(7.66)	13.18	4.99	4.20
Distributions:
Dividends from net investment income	(.23)	(.04)	(.15)	(.30)	(.37)
Dividends from net realized gain on investments	(2.54)	(1.72)	(2.28)	(1.34)	(2.71)
Total Distributions	(2.77)	(1.76)	(2.43)	(1.64)	(3.08)
Net asset value, end of period	36.13	35.23	44.65	33.90	30.55
Total Return (%)	10.95	(17.90)	40.76	17.00	16.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	.67	.46	.36	.81	1.18
Portfolio Turnover Rate	1.73	7.55	4.27	9.68	2.69
Net Assets, end of period ($ x 1,000)	27,543	21,512	25,691	16,013	13,931

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Managed Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Prior to February 27, 2023, Fayez Sarofim & Co. served as the sub-adviser to the fund pursuant to a sub-investment advisory agreement between the Adviser and Fayez Sarofim & Co. (the “Prior Sub-Investment Advisory Agreement”). Effective February 27, 2023, the Company’s Board of Directors (the “Board”) approved an amended sub-investment advisory agreement (the “Amended Sub-Investment Advisory Agreement”), which reflected a change in Fayez Sarofim & Co.’s corporate form, from a Texas corporation to a Delaware limited liability company, and a new name, Fayez Sarofim & Co., LLC (the “Sub-Adviser”). The sub-advisory fee payable by the Adviser to the Sub-Adviser under the Amended Sub-Investment Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Investment Advisory Agreement. The fund’s investment strategy and management policies did not change in connection with the implementation of the Amended Sub-Investment Advisory Agreement. The Adviser continues to serve as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C

19

NOTES TO FINANCIAL STATEMENTS (continued)

shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

20

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	123,025,451	-	-	123,025,451
Investment Companies	1,960,390	-	-	1,960,390

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

22

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a

23

NOTES TO FINANCIAL STATEMENTS (continued)

borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $840 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

24

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $257,206, undistributed capital gains $8,594,954 and unrealized appreciation $77,066,424.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $544,978 and $85,003, and long-term capital gains $8,970,254 and $6,181,556, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the

25

NOTES TO FINANCIAL STATEMENTS (continued)

financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide management, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution/Service Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment management agreement may not be amended without the approval of the fund’s shareholders. During the period ended October 31, 2023, fees reimbursed by the Adviser amount to $16,242.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2023, the Distributor retained $1,200 from commissions earned on sales of the fund’s Class A shares, $8 and

26

$755 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents’ clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended October 31, 2023, Class A and Class C shares were charged $244,084 and $27,312, respectively, pursuant to their Distribution Plans. During the period ended October 31, 2023, Class C shares were charged $9,104 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management

27

NOTES TO FINANCIAL STATEMENTS (continued)

fee of $101,486, Distribution Plans fees of $22,131 and Service Plan fees of $674, which are offset against an expense reimbursement currently in effect in the amount of $2,744.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2023, amounted to $2,196,473 and $14,419,049, respectively.

At October 31, 2023, the cost of investments for federal income tax purposes was $47,919,310; accordingly, accumulated net unrealized appreciation on investments was $77,066,531, consisting of all gross unrealized appreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of BNY Mellon Tax Managed Growth Fund and Board of Directors of BNY Mellon Investment Funds IV, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Tax Managed Growth Fund (the Fund), a series of BNY Mellon Investment Funds IV, Inc., including the statement of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2023

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $544,978 as ordinary income dividends paid during the year ended October 31, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2023 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.5420 per share as a capital gain dividend paid on December 7, 2022 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

30

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (74)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

32

Benaree Pratt Wiley (77)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

33

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

34

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.
Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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37

For More Information

BNY Mellon Tax Managed Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co., LLC

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0149AR1023

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $110,560 in 2022 and $113,100 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $16,100 in 2022 and $16,600 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2022 and $0 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2022 and $0 in 2023.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,945,912 in 2022 and $4,074,591 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David J. DiPetrillo

      David J. DiPetrillo

      President (Principal Executive Officer)

Date: December 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

      David J. DiPetrillo

      President (Principal Executive Officer)

Date: December 19, 2023

By: /s/ James Windels

      James Windels

      Treasurer (Principal Financial Officer)

Date: December 19, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)